Exhibit 10.1

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EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT

by and between

AQUINOX PHARMACEUTICALS (CANADA), INC.

and

ASTELLAS US LLC

-i-

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

-ii-

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(continued)

-iii-

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

-iv-

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(continued)

EXHIBITS

Exhibit 1 – [***]

Exhibit 2 – [***]

Exhibit 3 – Chemical Structure of Rosiptor

Exhibit 4 – [***]

Exhibit 5 – [***]

Exhibit 6 – List of Aquinox Patents

Exhibit 7 – Expedited Arbitration Procedures

-v-

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EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT

This EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT (this “Agreement”) effective as of May     , 2018 (the “Effective Date”), is by and between Aquinox Pharmaceuticals (Canada) Inc., a corporation organized and existing under the laws of Canada, with an address at 450-887 Great Northern Way, Vancouver, B.C., Canada V5T 4T5 (“Aquinox”) and ASTELLAS US LLC, a company organized and existing under the laws of Illinois, with an address at 1 Astellas Way, Northbrook, Illinois 60062, U.S.A. (“Astellas”). Aquinox and Astellas may be referred to herein each as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Aquinox is currently conducting clinical development for its proprietary compound known as Rosiptor (also known as AQX-1125), for the treatment of interstitial cystitis/bladder pain syndrome (“IC/BPS”);

WHEREAS, Astellas is a pharmaceutical company with experience in developing and commercializing pharmaceutical products all over the world;

WHEREAS, Astellas wishes to obtain exclusive rights to seek regulatory approval for, market and sell rosiptor and related compounds in the Licensed Territory, as more fully described below, and Aquinox wishes to grant such rights to Astellas as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 “Acquiree” has the meaning set forth in Section 16.4.2.

1.2 “[***]” and “[***]” have the respective meanings set forth in Section 2.14.2.

1.3 “Adverse Event” means any adverse medical occurrence in a patient or clinical investigation subject to whom a Product is administered and which could but does not necessarily have a causal relationship with such Compound, including any unfavorable and unintended sign (including an abnormal laboratory finding, for example), symptom, or disease temporally associated with the administration of such Compound, whether or not considered related to Compound administration.

1.4 “[***]” has the meaning set forth in Section 9.6.1.2.

1.5 “Affiliate”, with respect to a Person, means an individual, trust, business trust, joint venture, partnership, corporation, association, or other legal entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly,

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EXECUTION VERSION

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of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of fifty percent (50%) or more of the voting securities or other ownership interest of a legal entity; provided, that if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

1.6 “Alliance Manager” has the meaning set forth in Section 3.5

1.7 “Applicable [***]” has the meaning set forth in Section 1.84 (Definition of “[***]”).

1.8 “Applicable Laws” means any federal, state, local, national, and supra-national laws, statutes, rules, and/or regulations, including any rules, regulations, guidance, guidelines, or requirements of Regulatory Authorities, national securities exchanges, or securities listing organizations, that may be in effect from time to time during the Term and apply to a particular activity hereunder and including laws, regulations, and guidelines governing the import, export, Development, Manufacture, Commercialization of, or Medical Affairs activities relating to, any Product in or for the applicable jurisdiction.

1.9 “Aquinox [***]” means, with respect to the applicable [***], and [***] on a [***], (a) if Aquinox or its Affiliate [***] or the applicable [***] in such [***] (or any [***] therefor), the [***], in each case [***] to the [***]; and (b) if a [***] Aquinox or its Affiliate [***], as applicable, for the [***]; provided in each case that there shall be [***]. Aquinox [***] shall be [***].

1.10 “Aquinox Collaboration Inventions” means all Collaboration Inventions made by or on behalf of Aquinox and relating to the development, manufacture, use or sale of the Compound or the Products, including Aquinox’s interest in the Joint Inventions, but excluding any Collaboration Invention claimed in an issued Aquinox Collaboration Patent.

1.11 “Aquinox Collaboration Patents” means all Collaboration Patents Covering a Collaboration Invention made by or on behalf of Aquinox, which Collaboration Invention relates to the development, manufacture, use or sale of the Compound or the Products, including Aquinox’s interest in the Joint Patents.

1.12 “Aquinox Group” has the meaning set forth in Section 13.1.

1.13 “Aquinox Housemark” means any trademark or trade name, including registrations and applications therefor, owned or Controlled by Aquinox covering Aquinox’s corporate name and/or company logo.

1.14 “Aquinox Indemnitees” has the meaning set forth in Section 13.2.

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EXECUTION VERSION

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1.15 “Aquinox Know-How” means all Know-How owned or Controlled by Aquinox or its Affiliates as of the Effective Date or during the Term which are [***] for the development, manufacture or use of a Compound or a Product (excluding any such Know-How claimed in an issued Aquinox Patent), including Aquinox’s interest in the Joint Inventions.

1.16 “Aquinox Licensed Territory Preclinical Study” has the meaning set forth in Section 2.3.3.

1.17 “Aquinox Material Adverse Effect” has the meaning set forth in Exhibit 7.

1.18 “Aquinox Partner” and “Aquinox Partner Agreement” have the respective meanings set forth in Section 4.8.2.

1.19 “Aquinox Patents” means all Patents owned or Controlled by Aquinox or its Affiliates [***], including Aquinox’s interest in the Joint Patents; provided that Aquinox Patents and Joint Priority Patents in the Licensed Territory for which Step-In rights are exercised by Astellas in accordance with Section 10.4.5 shall be excluded from Aquinox Patents thereafter.

1.20 “Aquinox-Prosecuted Patents” has the meaning set forth in Section 10.4.2.

1.21 “Aquinox Technology” means the Aquinox Patents and the Aquinox Know-How. For the avoidance of doubt, all Aquinox Collaboration Inventions (including Aquinox’s rights to any Joint Inventions) and Aquinox Collaboration Patents shall be included within the Aquinox Technology.

1.22 “[***]” means the [***] set forth in Exhibit 1.

1.23 “[***]”, “[***]”, “[***]”, “[***]” and “[***]” have the respective meanings set forth in Section 2.14.1.

1.24 “Astellas [***]” means, with respect to the applicable [***], and [***] on a [***], (a) if Astellas or its Affiliate [***] or the applicable [***] in such [***] (or any [***] therefor), the [***], in each case [***] to the [***]; and (b) if a [***] Aquinox [***] Astellas or its Affiliate [***], as applicable, for the [***]; provided in each case that there shall be [***]. Astellas [***] shall be [***].

1.25 “Astellas Collaboration Inventions” means all Collaboration Inventions made by or on behalf of Astellas and relating to the development, manufacture, use or sale of the Compound or the Products, including Astellas’ interest in the Joint Inventions, but excluding any Collaboration Invention claimed in an issued Astellas Collaboration Patent.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION VERSION

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1.26 “Astellas Collaboration Patents” means all Collaboration Patents Covering a Collaboration Invention made by or on behalf of Astellas, which Collaboration Invention relating to the development, manufacture, use or sale of the Compound or the Products, including Astellas’ interest in the Joint Patents.

1.27 “Astellas Collaboration Technology” means the Astellas Collaboration Patents and the Astellas Collaboration Inventions.

1.28 “Astellas Group” has the meaning set forth in Section 13.2.

1.29 “Astellas Indemnitees” has the meaning set forth in Section 13.1.

1.30 “Astellas Know-How” means all Know-How owned or controlled by Astellas or its Affiliate during the Term (a) which is [***] for the development, manufacture or use of a Compound or a Product, and (b) which is [***] during the Term for development, manufacture or commercialization of a Compound or Product for the Licensed Territory, excluding any Know-How claimed in an issued Astellas Patent and the Astellas Collaboration Inventions.

1.31 “Astellas Material Adverse Effect” has the meaning set forth in Exhibit 7.

1.32 “Astellas Patents” means all Patents owned or Controlled by Astellas or its Affiliate [***].

1.33 “Astellas Retained Territory Pharmacology Study” has the meaning set forth in Section 4.3.2.

1.34 “Astellas Retained Territory Preclinical Study” has the meaning set forth in Section 4.2.2.

1.35 “Astellas Retained Territory Study” means an Astellas Retained Territory Pharmacology Study or Astellas Retained Territory Preclinical Study, as applicable.

1.36 “Astellas Technology” means the Astellas Patents and Astellas Know-How.

1.37 “Astellas Withholding Tax Action” has the meaning set forth in Section 9.9.5.

1.38 “[***]” and “[***]” have the respective meanings set forth in Section 9.6.1.1.

1.39 “Business Day” means a day that is not a Saturday, Sunday, or a day on which banking institutions in Tokyo, Japan, or San Francisco, California, U.S.A., are required by law to remain closed.

1.40 “Calendar Quarter” means each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30, or December 31; provided, however that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the last day of the Calendar Quarter in which the Effective Date falls; and (b) the last Calendar Quarter of the Term shall end upon the expiration or termination of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION VERSION

CONFIDENTIAL

1.41 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided however, that (a) the first Calendar Year of the Term shall extend from the Effective Date to the last day of the Calendar Year in which the Effective Date falls; and (b) the last Calendar Year of the Term shall end upon the expiration or termination of this Agreement.

1.42 “Challenge”, “Challenge Notice”, “Challenged Party” and “Challenging Party” have the respective meanings set forth in Exhibit 7.

1.43 “Claims” has the meaning set forth in Section 13.1.

1.44 “Clinically Relevant Pro-Drug Form” means a pro-drug which (a) is designed to overcome pharmacokinetic barriers to delivery of a parent compound, (b) is an inactive or less active form of the parent compound; and (c) is converted back to the parent compound after the pharmacokinetic barrier is overcome.

1.45 “CMO” means a contract manufacturing organization.

1.46 “Collaboration Invention” means any new Know-How developed or acquired pursuant to this Agreement during the Term by or on behalf of either Party or the Parties jointly, or derived by or on behalf of a Party through use of the other Party’s Confidential Information.

1.47 “Collaboration Patent” means any Patent that claims or covers a Collaboration Invention.

1.48 “Combination Product” has the meaning set forth in Section 1.112 (Definition of Net Sales).

1.49 “[***]” has the meaning set forth in Section 7.3.5.

1.50 “Commercialization” means any and all activities undertaken before and after obtaining Regulatory Approval relating specifically to the pre-launch, launch, promotion, marketing, sale, and distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling, and delivering the Product to customers) of the Product, including: (a) strategic marketing, sales force detailing, advertising, and market and product support within the Field; and (b) all customer support, invoicing and sales activities within the Field; but excluding in all cases Medical Affairs Activities. “Commercialize” means to engage in Commercialization activities.

1.51 “Commercialization Plan” has the meaning set forth in Section 6.2.

1.52 “Commercially Reasonable Efforts” means, with respect to a Party in the performance of its obligations hereunder in relation to Products, the application by or on behalf of such Party of a level of efforts that a similarly-situated pharmaceutical or biotechnology company, as the case may be, would apply to such activities in relation to a similar pharmaceutical product

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owned by it or to which it has exclusive rights, which product is at a similar stage in its development or product life and is of similar market potential and strategic value (in each case as compared to the Product) taking into account efficacy, safety, expected labeling, the competitiveness of alternative products in the marketplace sold by Third Parties, the patent and other proprietary position of the product, the likelihood of regulatory approval given the regulatory structure involved, the expected and actual profitability of the product including the royalties payable to licensors, and other relevant factors, based on conditions then prevailing. “Commercially Reasonable Efforts” shall require that such Party: (a) assign responsibility for such obligations to qualified personnel, set annual goals and objectives for carrying out such obligations, and monitor and hold personnel accountable for progress with respect to such goals and objectives; (b) set and seek to achieve specific objectives for carrying out such obligations; and (c) make and implement decisions and allocate resources (including budgets) designed to diligently and in good faith advance progress with respect to such objectives, subject to the preceding sentence. For clarity, Astellas’ ceasing the Development of a Product in a country shall not be deemed to be the use of Commercially Reasonable Efforts in such country.

1.53 “Compound” means (a) Rosiptor or (b) [***].

1.54 “Confidential Information” means all information of a confidential or proprietary nature disclosed by a Party to the other Party under this Agreement, including any such information related to any scientific, clinical, engineering, manufacturing, marketing, financial, or personnel matters relating to a Party, or related to a Party’s present or future products, sales, suppliers, customers, employees, investors, business plans, Know-How, regulatory filings, data, compounds, research projects, work in progress, future developments or business, in all such cases whether disclosed in oral, written, graphic or electronic form, and whether or not specifically marked as confidential or proprietary, where under the circumstances in which such disclosure was made or given the nature of information disclosed, a reasonable person would consider such information confidential; provided, however, that in any event, Confidential Information excludes any information that the receiving Party can show through competent evidence: (a) is known by receiving Party at the time of disclosure, and not through a prior disclosure by or on behalf of the disclosing Party; (b) is or becomes properly in the public domain through no fault of the receiving Party; (c) is subsequently rightfully disclosed to the receiving Party by a Third Party who is not directly or indirectly under an obligation of confidentiality to the disclosing Party; or (d) is developed by the receiving Party independently of, and without reference to or use of, the information received from the disclosing Party. The terms and conditions of this Agreement and confidential information disclosed by either Party directly or through its Affiliates or other representatives to the other Party pursuant to the Confidentiality Agreement shall be deemed as Confidential Information hereunder.

1.55 “Confidentiality Agreement” means that certain Mutual Confidential Disclosure and Standstill Agreement between Aquinox Pharmaceuticals, Inc., the parent company of Aquinox, and Astellas Pharma Inc., the parent company of Astellas, effective as of August 10, 2016, as amended.

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1.56 “Control” means with respect to any Know-How, Patent, or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license, or otherwise, to grant a license, sublicense, or other right to or under, such Know-How, Patent, or other intellectual property right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party at the time when such license, sublicense, or other right is first granted hereunder, subject to Section 2.11.

1.57 “Cover” means, with respect to a Patent and a product, such Patent would (absent a license thereunder or ownership thereof) be infringed by the manufacture, use or sale of such product, provided, however, that in determining whether a claim of a pending Patent application would be infringed, it shall be treated as if issued in the form then currently being prosecuted. Cognates of the word “Cover” shall have correlative meanings.

1.58 “CREATE Act” has the meaning set forth in Section 10.4.8.

1.59 “CTD Database” means clinical trial disclosure database, including ClinicalTrials.gov (https://clinicaltrials.gov/) which is managed by U.S. National Library of Medicine, and EudraCT (European Clinical Trials Database) (https://eudract.ema.europa.eu/) which is managed by EMA.

1.60 “Data” means any and all scientific, technical, test, marketing, or sales data pertaining to any Product that is generated by or on behalf of Aquinox or its Affiliates, or Astellas, its Affiliates, and Sublicensees, including research data, clinical pharmacology data, pre-clinical data, clinical data, clinical study reports, or data pertaining to an IND or an MAA with respect to any Product.

1.61 “Development” means all development activities for the Product that are directed to obtaining Regulatory Approval(s) of the Product, including all non-clinical, preclinical, and clinical testing and studies of the Product; toxicology, pharmacokinetic, and pharmacological studies; statistical analyses; assay development; protocol design and development; the preparation, filing, and prosecution of any IND or MAA for the Product; development activities directed to label expansion and/or obtaining Regulatory Approval for one or more additional indications following initial Regulatory Approval; development activities conducted after receipt of Regulatory Approval; and all regulatory affairs related to any of the foregoing. “Develop” and “Developing” have correlative meanings.

1.62 “Development Costs” means, with respect to any Development activities, all external costs incurred by or on behalf of either Party, as applicable, that are reasonably and directly allocable to the conduct of such activities and shall consist of out-of-pocket costs actually incurred by each Party, including costs of Product or any comparator drug used in such activities, but specifically excluding overhead of each Party. For clarity, Development Costs exclude FTE Costs.

1.63 “Development Plan” means the Joint Preclinical Development Plan or Joint Clinical Development Plan, as applicable.

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1.64 “Drug Product” means, for a given Product, bulk unlabeled product (i.e., not in final packaging or labeled for the final market) comprising (a) the applicable Compound in its final dosage form for such Product and (b) the applicable delivery device, if any.

1.65 “EMA” means the European Medicines Agency or any successor agency thereto.

1.66 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules, regulations, and schedules promulgated thereunder.

1.67 “Exchange Rate” means the thirty (30) day rolling average of exchange rates computed as published by OANDA.com “The Currency Site” under the heading FxHistory: historical currency exchange rates” at www.OANDA.com/convert/fxhistory.

1.68 “Executive Officers” means the Chief Executive Officer of Aquinox and any senior executive of Astellas who reports directly to the Chief Executive Officer of Astellas.

1.69 “Expert” has the meaning set forth in Exhibit 7.

1.70 “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.71 “Field” means the prevention, diagnosis and/or treatment of all human diseases and conditions.

1.72 “First Commercial Sale” means the first commercial sale under this Agreement by Astellas, its Affiliates, or its Sublicensees of any Product to an end user or prescriber for use, consumption, or resale in the Licensed Territory after obtaining Regulatory Approval for such Product. For the avoidance of doubt, sales of Products to an Affiliate or Sublicensee of Astellas shall not constitute a First Commercial Sale unless such Affiliate or Sublicensee is an end user or prescriber of the Product.

1.73 “[***]” has the meaning set forth in the 4th item of the column in Section 9.3.1.

1.74 “[***]” has the meaning set forth in 6th item of the column in Section 9.3.1.

1.75 “[***]” has the meaning set forth in Section 9.3.1.

1.76 “Indemnified Party” has the meaning set forth in Section 13.3.

1.77 “Fiscal Quarter” means each successive period of three (3) consecutive calendar months ending on June 30, September 30, December 31, or March 31; provided, however that (a) the first Fiscal Quarter of the Term shall extend from the Effective Date to the last day of the Fiscal Quarter in which the Effective Date falls; and (b) the last Fiscal Quarter of the Term shall end upon the expiration or termination of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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1.78 “Fiscal Year” means Astellas’ fiscal year, which runs from April 1 to March 31.

1.79 “FTE” means eighteen hundred (1,800) hours of work per full Fiscal Year (or equivalent pro-rata portion thereof for a period less than twelve (12) months).

1.80 “FTE Cost” means, for any period, the FTE Rate multiplied by the number of FTEs in such period.

1.81 “FTE Rate” means a rate of [***] per FTE per Fiscal Year (pro-rated for the period beginning on the Effective Date and ending at the end of the first Fiscal Year). Such rate shall be adjusted annually, with each annual adjustment effective as of April 1 of each Fiscal Year (with the first such annual adjustment to be made as of April 1, 2019) to correspond with the total percentage change in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average, 1982-84 = 100, calculated by the U.S. Bureau of Labor Statistics over the twelve (12)-month period preceding each such January 1.

1.82 “GAAP” means generally accepted accounting principles applicable to a Party in a particular country (e.g., Japanese Accounting Standards, IFRS, or U.S. Generally Accepted Accounting Principles) as consistently applied throughout the applicable periods indicated herein by or on behalf of the relevant Party.

1.83 “Generic Product” means, with respect to a Product in a particular country, any pharmaceutical product that (a) contains a Compound; (b) is approved by the Regulatory Authority in such country as a substitutable generic for such Product (for an indication for which such Product obtained Regulatory Approval from the applicable Regulatory Authority in such country) on an expedited or abbreviated basis in a manner that relied on or incorporated data submitted by Astellas or its Affiliate or Sublicensee in connection with the Regulatory Approval for such Product in such country; and (c) is sold in such country by a Third Party that is not a Sublicensee and did not purchase such product in a chain of distribution that included any of Astellas or its Affiliates or Sublicensees.

1.84 “[***]” means [***] in the Licensed Territory, [***] for such Product ([***]), where “[***]” means the [***] (a) Aquinox [***] for such Product (or a [***]) in [***] (as reasonably demonstrated by Aquinox), or (b) Astellas [***] for such Product in [***], in each case as determined in accordance with Sections [***]. For clarity, a [***] Astellas or its Affiliates or Sublicensees [***] the Product shall be [***], regardless of whether such [***] as defined in this Agreement. A Product will be deemed to be [***] Product if both [***] where the [***] Product has at least the [***]. If the [***] will be made on a [***].

1.85 “Health Canada” means Canadian Health Canada or any successor agency thereto.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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1.86 “IFRS” means International Financial Reporting Standards developed and maintained by an independent, not-for-profit organization called the International Accounting Standards Board (IASB).

1.87 “IND” means an investigational new drug application filed with the FDA pursuant to 21 CFR 312.20, a clinical trial notification filed with the PMDA, or a corresponding filing required for the clinical testing in humans of a pharmaceutical product.

1.88 “Indemnified Party” has the meaning set forth in Section 13.3.

1.89 “Indemnifying Party” has the meaning set forth in Section 13.3.

1.90 “Initial Product” means the oral formulation of Rosiptor that (a) is being Developed by Aquinox as of the Effective Date for the first Regulatory Approval in the Retained Territory for the Primary Indication or (b) will be Developed by Astellas following the Effective Date for the first Regulatory Approval in the Licensed Territory for the Primary Indication.

1.91 “Issued Claim” has the meaning set forth in Section [***].

1.92 “Joint Clinical Development Plan” has the meaning set forth in Section 4.3.1.

1.93 “Joint Development Plan” means the Joint Preclinical Development Plan or Joint Clinical Development Plan, as applicable.

1.94 “Joint Invention” means a Collaboration Invention created, generated, conceived of or reduced to practice jointly by or on behalf the Parties (or their respective Affiliates, agents or contractors).

1.95 “Joint Manufacturing Plan” has the meaning set forth in Section 7.2

1.96 “Joint Patent” means a Patent that Covers a Joint Invention.

1.97 “Joint Priority Patent” means a Joint Patent that claims priority to any Aquinox Patent existing as of the Effective Date.

1.98 “Joint Preclinical Development Plan” has the meaning set forth in Section 4.2.1.

1.99 “JPY” means Japanese yen.

1.100 “JSC” has the meaning set forth in Section 3.1.

1.101 “[***]” means any of the materials set forth in Exhibit 2.

1.102 “Know-How” means any non-public knowledge, experience, know-how, technology, information, and Data, trade secrets, formulas and formulations, processes, techniques, unpatented inventions, methods, discoveries, specifications, formulations, compositions, materials, ideas, and developments, test procedures, and results, together with all documents and files embodying the foregoing, but excluding any issued Patents to the extent claiming any of the foregoing.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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1.103 “LEADERSHIP 301 Study” means the clinical study of Rosiptor being conducted by Aquinox as of the Effective Date under the protocol titled “The Leadership 301 Trial: A 12 week, randomized, multi-center, double-blind, place-controlled, 3-arm, parallel group, phase 3 trial to evaluate the efficacy and safety of two doses of AQX-1125 targeting the SHIP1 pathway in subjects with Interstitial Cystitis/Bladder Pain Syndrome followed by an extension period”.

1.104 “Licensed Territory” means Japan and the Other APAC Countries.

1.105 “MAA” means a Marketing Authorization Application or equivalent application, and all amendments and supplements thereto, filed with the applicable Regulatory Authority.

1.106 “Manufacture” and “Manufacturing” mean activities directed to manufacturing, processing, filling, finishing, packaging, labeling, stability testing, quality control, quality assurance testing and release, post-marketing validation testing, inventory control and management, storing and transporting any Product, including oversight and management of vendors therefor.

1.107 “Manufacturing Coordinator” has the meaning set forth in Section 7.1.

1.108 “Manufacturing Cost” means, with respect to a particular Compound, intermediate (including [***]) or Product (whether as active pharmaceutical ingredient, Drug Product or finished form) supplied by Aquinox pursuant to Section 7.3 or [***]: (a) (i) if Aquinox or its Affiliate Manufactures the applicable Compound, intermediate (including a Key Material) or Product, [***]; or (ii) if a Third Party Manufactures such Compound, intermediate (including a Key Material) or Product, the [***] of such Compound, intermediate (including [***]) or Product [***]; and (b) in each case, the external costs of insurance and transportation (including custom duties, tariffs, sales taxes, excise taxes and other governmental charges) for such Compound, intermediate (including [***]) or Product and FTE Costs directly attributable to the Manufacture of such Product or [***]; provided in each case that there shall be no double-counting of any cost. Manufacturing Cost shall be calculated in a manner consistent with GAAP, consistently applied.

1.109 “Manufacturing Responsibility Trigger” has the meaning set forth in Section 7.3.1.

1.110 “Medical Affairs Activities” means: (a) the coordination of medical education and medical information requests and field based medical liaisons in the Territory with respect to Products commercially launched in the Territory (including, symposia or similar events and medical advisory boards); and (b) those clinical studies conducted in or for the Territory after Regulatory Approval of a Product has been obtained which are neither intended nor designed to support a Regulatory Filing including medical affairs studies, post marketing studies, and investigator and physician-initiated studies.

1.111 “[***] Astellas Technology” means any Astellas Technology which is related to the [***] a Compound or Product, including [***] ([***] any such Know-How to the extent [***] a Compound or Product other than a [***] such Compound or Product that [***] as of the Effective Date).

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1.112 “Net Sales” means with respect to any Product, the gross amounts invoiced by Astellas or its Affiliates or Sublicensees to any Third Party for sales of Products in the Licensed Territory, less the following deductions, to the extent such deductions are actually paid, incurred, or otherwise taken, and are reasonable and customary:

(a) credits, refunds, or allowances to Third Party customers for spoiled, damaged, rejected, recalled, outdated, and reasonably returned Product;

(b) discounts, including cash, volume, quantity, and other trade discounts, charge-back payments, and rebates and allowances actually granted, incurred, or allowed in the ordinary course of business, as well as government-required discounts and allowances (including government rebates and other price reductions), and other reductions, concessions, and allowances that effectively reduce the selling price to Astellas or its Affiliates or Sublicensees;

(c) transportation charges, freight, postage, and insurance (but only insurance related to protecting the particular shipment against physical loss or damage) if shown separately in the invoice; and

(d) sales, use, or excise Taxes and import/export duties or tariffs and similar governmental charges due or incurred in connection with the sales of such Product, if shown separately in the invoice.

Components of Net Sales shall be determined in the ordinary course of business in accordance with GAAP, consistently applied. For purposes of determining when a sale of any Product occurs for purposes of calculating Net Sales, the sale will be deemed to occur on the date of Astellas’ shipment of the Product to the customer or wholesaler. No deductions will be permitted for commissions paid to individuals or agents, nor for the cost of collections. For purposes of determining Net Sales, a “sale” shall not include transfers or dispositions, at no cost or below cost, of Products for charitable, pre-clinical, clinical, or regulatory purposes, including for purposes of analytical testing, or for promotional samples or free goods. Amounts invoiced by Astellas or its Affiliates or its Sublicensees for the sale of Products to or among such Affiliates or Sublicensees for resale shall not be included in the computation of Net Sales hereunder.

In the event that Astellas sells a Product (a) to a Third Party in a bona fide arm’s length transaction, for material consideration, in whole or in part, other than cash (but excluding, for the avoidance of doubt, consideration in the form of non-financial legal terms and conditions incident to sale), (b) to a Third Party in other than a bona fide arm’s length transaction, or (c) with discounts of Products that are disproportional to the discounts of other products sold by Astellas in conjunction with such Products, the Net Sales price for such Product shall be deemed to be the standard invoice price then being invoiced by Astellas in an arm’s length transaction with similar customers in the Territory. In the event that Astellas includes one or more Products as part of a bundle of products, the price for such Product shall be deemed to be the standard invoice price for such Product when sold separately and not as part of a bundle of products.

If a Product either is sold in the form of a combination product containing both a Compound and one or more active ingredient(s) as separate molecular entity(ies) that are not Compounds (a

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“Combination Product”), the Net Sales of such Product for the purpose of calculating royalties and sales-based milestones owed under this Agreement for sales of such Product, shall be determined as follows with respect to the country of sale: first, Astellas shall determine the actual Net Sales of such Combination Product (using the above provisions) in such country and then such amount shall be multiplied by the fraction A/(A+B), where A is the invoice price of such Product in such country, if sold separately, and B is the total invoice price of other active ingredient(s) in such Combination Product in such country if sold separately. If any other active ingredient in such Combination Product is not sold separately in such country, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product by a fraction A/C where A is the invoice price of such Product in such country if sold separately, and C is the invoice price of such Combination Product in such country. If neither such Product nor any other active ingredient in such Combination Product is sold separately in such country, the adjustment to Net Sales for such country shall be determined by the Parties in good faith to reasonably reflect the fair market value of the contribution of such Product in such Combination Product to the total fair market value of such Product.

1.113 “NHI” means the national health insurance system in Japan, or its successor system.

1.114 “[***]” means the [***] determined in accordance with Section 9.6.1.1, as may be adjusted pursuant to Section 9.6.1.2.

1.115 “[***]” shall mean the [***] which is outlined in the [***] for the applicable Product.

1.116 “[***] Astellas Technology” means [***] Astellas Technology [***] the [***] Astellas Technology.

1.117 “Other APAC Countries” means Taiwan, South Korea, [***] Indonesia, [***] Malaysia, [***] Australia [***].

1.118 “[***]” means the [***] other than the [***].

1.119 “Patents” means (a) pending patent applications, issued patents, utility models and designs; (b) reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any patents, patent applications, utility models or designs; and (c) the equivalent or counterpart of the foregoing.

1.120 “Person” means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, limited liability partnership, unincorporated organization, government (or any agency or political subdivision thereof) or other legal entity or organization.

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1.121 “Phase 1 Clinical Trial” means a human clinical trial performed in accordance with the Applicable Laws in the Territory that provides for the first introduction of a Product into humans for the purpose of determining human tolerability, metabolism, biomarker, absorption, elimination and other pharmacological action.

1.122 “Phase 2 Clinical Trial” means a human clinical trial performed in accordance with the Applicable Laws in patients with a particular disease or condition which is designed to assess the safety, initial measures of efficacy, and tolerability of a Product given its intended use and to initially explore its efficacy for such disease or condition.

1.123 “Phase 2b Clinical Trial” means a human clinical trial performed in accordance with the Applicable Laws in patients with a particular disease or condition which is designed to assess the safety, dose ranging and efficacy of a pharmaceutical product to confirm clinical efficacy of a drug and determine the therapeutic dose range and may include such a clinical trial intended to be a Pivotal Trial. Any Phase 2 Clinical Trial of a Product in an indication that is the second Phase 2 Clinical Trial of such Product in such indication shall be deemed to be a Phase 2b Clinical Trial.

1.124 “Phase 3 Clinical Trial” means a large-scale human clinical trial, which may be a Pivotal Trial, performed in accordance with the Applicable Laws and conducted in subjects with a particular disease or condition which is designed in a controlled fashion to confirm the efficacy and safety of a Product given its intended use and to define warnings, precautions, and adverse events that are associated with Product in the dosage range intended to be prescribed.

1.125 “Pivotal Trial” means a clinical trial that is intended to be a basis of Regulatory Approval by the applicable Regulatory Authority and to provide an adequate basis for physician labeling, as described in 21 C.F.R. 312.21(c), as amended from time to time, or the corresponding regulations in jurisdictions other than the United States.

1.126 “Plan” means a Joint Preclinical Development Plan, Joint Clinical Development Plan, Joint Manufacturing Plan, Joint Medical Affairs Plan or Commercialization Plan, as applicable.

1.127 “PMDA” means the Japanese Pharmaceuticals and Medical Devices Agency, or any successor agency thereto.

1.128 “Pricing Approval” means the approval, agreement, determination or governmental decision establishing the cumulative price for the Product to be paid by the applicable insurance provider and the individual end-consumer or patient.

1.129 “Primary Indication” means the prevention, diagnosis and/or treatment of IC/BPS, [***] in human.

1.130 “Product” means any pharmaceutical product consisting of or containing a Compound(s) in any dosage form or formulation or mode of administration alone or in combination with one or more other therapeutically active ingredients.

1.131 “Product Infringement” has the meaning set forth in Section 10.6.2.

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1.132 “Product Trademark” means trademark (including domain name), tradename, servicemark, symbol mark (device), catchphrase, etc. for use in connection with Commercialization of Product, but excluding all Aquinox Housemarks.

1.133 “Regulatory Approval” means any approval, product and establishment license, registration, or authorization, including pricing approvals and reimbursement approvals, of any Regulatory Authority required for the manufacture, use, storage, import, transport, or Commercialization of a Product in accordance with Applicable Laws, including Pricing Approval.

1.134 “Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the manufacture, Commercialization, reimbursement, and/or pricing of a Compound or Product.

1.135 “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a pharmaceutical product other than Patents, including orphan drug exclusivity, new chemical entity exclusivity, data exclusivity, or pediatric exclusivity.

1.136 “Regulatory Filings” means all documentation, correspondence, submissions, and notifications submitted to or received from a Regulatory Authority that are necessary or reasonably useful in order to Develop or Commercialize the Product in the Field. For the avoidance of doubt, Regulatory Filings include, with respect to each Product, all INDs, MAAs, Regulatory Approvals, and amendments and supplements of any of the foregoing, as well as the contents of any minutes from meetings (whether in person or by audio conference or videoconference) and any material written communications with a Regulatory Authority.

1.137 “Responding Party” has the meaning set forth in Section 11.3.1.

1.138 “Retained Territory” means the Territory other than the Licensed Territory.

1.139 “Rosiptor” means the compound having the chemical structure set forth in Exhibit 3.

1.140 “Royalty Term” has the meaning set forth in Section 9.4.4.

1.141 “SEC” has the meaning set forth in Section 11.4.3.

1.142 “Specified Countries” means Japan, South Korea, Taiwan and Australia.

1.143 “Step-In Rights” has the meaning set forth in Section 10.4.5.

1.144 “Sublicensee” means either a Third Party or an Affiliate of Astellas, in each case which is granted a sublicense by Astellas to any of the Aquinox Technology pursuant to Section 2.2.

1.145 “Submitting Party” has the meaning set forth in Section 11.3.1.

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1.146 “Tax” or “Taxes” means (a) any taxes, assessments, fees, including income, profits, gross receipts, net proceeds, sales, alternative or add on minimum, ad valorem, turnover, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, social contributions, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and (b) any liability for the payment of any amounts of the type described in clause (a) as a result of the operation of law or any express obligation to indemnify any other person.

1.147 “Tax Residence Certificate” has the meaning set forth in Section 9.9.3.

1.148 “Technology Transfer Completion” and “Technology Transfer Plan” have the respective meanings set forth in Section 7.4.

1.149 “Term” has the meaning set forth in Section 14.1.

1.150 “Territory” means all countries in the world.

1.151 “Third Party” means a Person other than Astellas, Aquinox, or their respective Affiliates.

1.152 “Third Party Offer” has the meaning set forth in Section 2.14.1.

1.153 “Third Party Partner” means one or more Third Party licensees or joint venturers, to whom Aquinox grants rights for development and commercialization of the Product in the Aquinox Territory.

1.154 “Trademark License” has the meaning set forth in Section 2.13.1.

1.155 “Valid Claim” means: (a) a claim of an issued and unexpired Patent included within the Aquinox Patents, which has not been permanently revoked or declared unenforceable or invalid by an unreversed and unappealable or unreversed and unappealed decision of a court or other appropriate body of competent jurisdiction; or (b) a claim of a pending patent application included within the Aquinox Patents, which claim has not been abandoned or finally disallowed without the possibility of appeal or refiling of such application, provided that no more than [***] years has passed from the filing date of such patent application and provided further that upon the issuance of a claim that has been pending for more than [***] years, such claim shall again be deemed to be a Valid Claim; and, in each case of case (a) and (b) that Covers a Product.

ARTICLE II

LICENSES; [***]

2.1 License Grants to Astellas. Subject to the terms and conditions of this Agreement, Aquinox hereby grants to Astellas:

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2.1.1 an exclusive (even as to Aquinox and its Affiliates, subject to Aquinox’s retained rights described below) royalty-bearing license, with the right to sublicense in accordance with Section 2.2, under the Aquinox Technology, solely to:

2.1.1.1 use, research, Develop, Commercialize, import, export and otherwise exploit the Compounds and Products in the Field in the Licensed Territory; and

2.1.1.2 subject to Section 7.5, Manufacture and have Manufactured the Compounds and Products in the Licensed Territory solely:

(a) for use and sale in the Field in the Licensed Territory, and

(b) to conduct Astellas Retained Territory Studies;

2.1.2 subject to Section 7.5, a non-exclusive, royalty-bearing license under the Aquinox Technology, with the right to sublicense in accordance with Section 2.2, to Manufacture and have Manufactured Compounds and Products in the Retained Territory solely:

2.1.2.1 for use and sale in the Field in the Licensed Territory, and

2.1.2.2 to conduct Astellas Retained Territory Studies; and

2.1.3 a non-exclusive, royalty-bearing license under the Aquinox Technology, with the right to sublicense in accordance with Section 2.2, to use, import and export the Compounds and Products in the Retained Territory solely to conduct Astellas Retained Territory Studies.

2.2 Sublicensing by Astellas. Subject to the terms and conditions of this Agreement, Astellas shall have the right to sublicense the rights granted to it under Section 2.1 to:

2.2.1 any of its Affiliates with prior written notice to Aquinox; provided that (a) such Affiliate agrees in writing to comply with the terms and conditions of this Agreement that are applicable to such Affiliate’s activities under such sublicense; and (b) Astellas remains fully liable for the performance of such Affiliate in accordance with this Agreement. Any sublicense granted by Astellas to one of its Affiliates shall terminate if such entity is no longer an Affiliate of Astellas and Aquinox’s approval is not obtained for the continuation of such sublicense in accordance with subsection 2.2.2 below; and

2.2.2 Third Parties with prior written notice to Aquinox, provided that (a) such Sublicensee agrees in writing to comply with the term and conditions of this Agreement that are applicable to such Sublicensee’s activities under such sublicense; and (b) Astellas remains fully liable for the performance of such Sublicensee in accordance with this Agreement.

Astellas will provide Aquinox with a copy of each agreement pursuant to which a sublicense is granted pursuant to this Section 2.2.2, from which Astellas may redact any terms unrelated to this Agreement.

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2.3 Aquinox Retained Rights. Aquinox hereby expressly retains, for itself and its Affiliates and licensees:

2.3.1 the rights under the Aquinox Technology to exercise its rights and perform its obligations under this Agreement, whether directly or through one or more Affiliates or licensees (other than Astellas) or subcontractors;

2.3.2 the rights to Manufacture and have Manufacture the Compounds and Products in the Licensed Territory solely for use and sale in the Retained Territory;

2.3.3 the rights to conduct one or more preclinical studies for the Compounds and Products in the Licensed Territory solely for use in the Retained Territory, [***] (each such [***] study, an “Aquinox Licensed Territory Preclinical Study”). For clarity, such [***]. Such Aquinox Licensed Territory Preclinical Study shall be added to the applicable Joint Preclinical Development Plan [***]; and

2.3.4 all rights to practice, and to grant licenses, under the Aquinox Technology outside of the scope of the licenses granted in Section 2.1, and the exclusive right to practice the Aquinox Patents and Aquinox Know-How worldwide with respect to compounds and products other than the Compounds and Products.

2.4 Licenses to Aquinox. Astellas hereby grants to Aquinox, subject to the terms and conditions of this Agreement:

2.4.1 an exclusive (even as to Astellas and its Affiliates, subject to Astellas’ retained rights described below), fully paid-up license, with the right to sublicense, under the Astellas Collaboration Technology solely to:

2.4.1.1 use, research, Develop, Commercialize, import, export and otherwise exploit the Compounds and the Products in the Retained Territory; and

2.4.1.2 Manufacture and have Manufactured the Compounds and Products in the Retained Territory solely:

(a) for use and sale in the Retained Territory, and

(b) to conduct Aquinox Licensed Territory Preclinical Studies;

2.4.2 a non-exclusive, fully paid-up license under the Astellas Collaboration Technology, with the right to sublicense, to Manufacture and have Manufactured Compounds and Products in the Licensed Territory solely:

2.4.2.1 for use and sale in the Field in the Retained Territory, and

2.4.2.2 to conduct Aquinox Licensed Territory Preclinical Studies; and

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2.4.3 a non-exclusive fully paid-up license, with the right to sublicense, under the Astellas Collaboration Technology and the Necessary Astellas Technology to use, import and export the Compounds and Products in the Licensed Territory solely to conduct Aquinox Licensed Territory Preclinical Studies;

2.4.4 a non-exclusive fully paid-up license, with the right to sublicense, under the Necessary Astellas Technology to Manufacture and have Manufactured Compounds and Products in the Licensed Territory solely:

2.4.4.1 for use and sale in the Retained Territory, and

2.4.4.2 to conduct Aquinox Licensed Territory Preclinical Studies.

2.5 Astellas Retained Rights. Astellas hereby expressly retains, for itself and its Affiliates and licensees:

2.5.1 the rights under the Astellas Collaboration Technology to exercise its rights and perform its obligations under this Agreement, whether directly or through one or more Affiliates or licensees (other than Aquinox) or subcontractors;

2.5.2 subject to Section 7.5, the rights to Manufacture and have Manufacture the Compounds and Products in the Retained Territory solely for use and sale in the Licensed Territory; and

2.5.3 subject to Section 4.2.2., the rights to conduct Astellas Retained Territory Studies in the Retained Territory.

2.6 [***] Technology. Upon [***] request, [***] shall discuss in good faith mutually agreeable terms upon which [***] would grant to [***] a license under the [***] solely to [***], in each case in or for the [***].

2.7 No Implied License. Neither Party grants to the other Party any rights or licenses in or to any intellectual property, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement.

2.8 Astellas Covenants.

2.8.1 Astellas covenants that, during the Term, it will not practice any Aquinox Technology outside the scope of the licenses expressly granted by Section 2.1. All Know-How and materials disclosed or provided under this Agreement by or on behalf of Aquinox shall be used by Astellas solely for the purposes of exercising the licenses and rights expressly granted herein.

2.8.2 Astellas covenants that, during the Term, it will not and will cause its Affiliates and Sublicensees not to (a) Develop any Product in the Retained Territory, except as expressly permitted hereunder, (b) Commercialize any Product in the Retained Territory, or (c) knowingly assist any Third Party in undertaking any activity described in subclause (a) or (b) above.

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2.9 Aquinox Covenants.

2.9.1 Aquinox hereby covenants that, during the Term, it will not practice any Astellas Technology or Astellas Collaboration Technology that is outside the scope of the license expressly granted by Section 2.4. All Know-How or materials disclosed or provided under this Agreement by or on behalf of Astellas shall be used by Aquinox solely for the purposes of exercising the licenses and rights expressly granted herein.

2.9.2 Aquinox covenants that, during the Term, it will not and will cause its Affiliates and Sublicensees not to (a) Develop any Product in the Licensed Territory, except as expressly permitted hereunder, (b) Commercialize any Product in the Licensed Territory, or (c) knowingly assist any Third Party in undertaking any activity described in subclause (a) or (b) above.

2.10 Existing Intellectual Property. Each Party shall be solely responsible for any and all amounts due to any Third Party under any agreement entered into by and between such Party or its Affiliates and such Third Party prior to the Effective Date relating to such Party’s and its Affiliates’ intellectual property.

2.11 New Intellectual Property.

2.11.1 Any intellectual property acquired or licensed by a Party following the Effective Date and during the Term that would be subject to a license set forth above and for which the Party granting such license under this Agreement (or any of its Affiliates) would be obligated to pay a Third Party due to the other Party’s use of such intellectual property or the use of which would be subject to terms and conditions additional to those set forth in this Agreement shall only be included in such license if such other Party agrees in writing to pay such amounts due to such Third Party (with any amounts due such Third Party due to the activities of both Parties to be shared on a pro rata basis based on the contribution of each Party’s activities to such payments, for example, as a proportion of sales in the respective territories) and/or comply with such terms and conditions, as applicable. The Party acquiring or licensing such intellectual property shall notify the other Party in writing within [***] days of acquiring or licensing such intellectual property, which notice shall specify the applicable terms and conditions, including any payments therefor. With respect to any payments that are not territory specific (e.g., milestone payments that are payable upon the first product to achieve the applicable milestone event), the Party providing such notice shall propose an equitable allocation of such payments and the Parties will discuss in good faith the rationale of including the new intellectual property rights in the licenses hereunder and the proposed payment allocation. For clarity, this Section 2.11.1 [***].

2.11.2 Should either Party identify during the Term any intellectual property of a Third Party that is necessary or useful for the manufacture, use or sale of a Compound or Product, such Party promptly shall notify the JSC thereof. [***] shall have [***] such intellectual property; provided that (a) [***] shall provide [***] a reasonable [***] on the [***] applicable to [***] to the [***] thereof, and (b) the [***] that are applicable [***] Territory shall be [***] that are applicable [***] Territory.

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2.12 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by either Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that each Party, as licensee of rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any comparable foreign law.

2.13 Trademark Licenses.

2.13.1 Aquinox hereby grants to Astellas an exclusive (even as to Aquinox) license to use the Aquinox Housemarks solely in connection with Astellas’ exercise of the license granted to it pursuant to Section 2.1.1 above, including the limited right to sublicense to Sublicensees as set forth in Section 2.2. Astellas will use the Aquinox Housemarks (a) solely in the manner specified in this Agreement in connection with Products and not for any other goods or services, and (b) only in the form and manner as reasonably prescribed in writing to Astellas in advance from time to time by Aquinox (provided, however, that Astellas shall have a reasonable period of time to modify any of its promotional, marketing, regulatory, or other practices, including in light of Applicable Laws, as may be reasonably necessary to comply with any such form and manner prescriptions or any changes thereto). Without limiting the foregoing, any use by Astellas of a Aquinox Housemark for a Product should be accompanied by a trademark notice that states that such Aquinox Housemark is a trademark (or a registered trademark, if applicable) of Aquinox. Any use by Astellas of the Aquinox Housemarks, and Aquinox’s maintenance of the Aquinox Housemarks, shall be in compliance with all Applicable Laws, including those relating to the licensing of trademarks, in the Licensed Territory. Astellas and Aquinox agree to promptly correct any failure to comply with this Section 2.13.1. For the avoidance of doubt, Astellas shall have no responsibility or obligation for (and Aquinox shall be solely responsible for) the filing, maintenance, registration, prosecution, and enforcement of the Aquinox Housemarks, which shall be at Aquinox’s sole cost and expense.

2.13.2 Astellas acknowledges Aquinox’s ownership of all right, title, and interest in and to the Aquinox Housemarks, and agrees that it will do nothing inconsistent with such ownership, that all use of the Aquinox Housemarks by Astellas will inure to the benefit of and be on behalf of Aquinox, and that any goodwill associated with the use of any Aquinox Housemark by Astellas will inure to the benefit of Aquinox. Astellas agrees that nothing in this Agreement will give Astellas any right, title, or interest in the Aquinox Housemarks other than the right to use the Aquinox Housemarks in accordance with this Agreement. Anything in this Agreement to the contrary notwithstanding, if by virtue of Astellas’ use of the Aquinox Housemarks, Astellas acquires any equity, title, or other rights in or to the Aquinox Housemarks, Astellas hereby agrees all such equity, title, or other rights in or to the Aquinox Housemark belong to Aquinox upon creation of the value, and Astellas agrees to and hereby does assign and transfer any such Aquinox Housemark rights to Aquinox. Astellas agrees not to use or file any application to register any trademark or trade name that is confusingly similar to any Aquinox Housemark.

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2.14 [***].

2.14.1 [***]. Aquinox [***] Astellas [***] in the Licensed Territory [***] for the [***], as follows: If [***] determines to [***] or if, [***] to such [***] Aquinox [***] in the Licensed Territory [***], then [***] shall provide written notice thereof and reasonably [***] (including the [***]) to [***] (the “[***]”). If, within [***] Business Days following [***] receipt of the [***], or [***] Business Days following [***] receipt of the [***] in the case of a [***] (each, the “[***]”), [***] provides [***] with written notice that [***] wishes to [***], then for [***] days following [***] receipt of the [***], or [***] days following [***] receipt of the [***] in the case of a [***] (each, the “[***]”), the Parties shall [***]. Neither Party shall [***] as are [***] to such Party [***]. If [***] does not [***] with the [***], or if [***] with the [***] and the Parties have [***] into a [***] for the [***] by [***], then [***] obligations and [***] with respect to [***].

2.14.2 [***]. Aquinox [***] Astellas [***] the Effective Date and [***] (the “[***]”, provided that either Party may [***] the other Party) [***] one or more [***] Compounds and Products [***] Territory other than the [***]. At [***] written request, the Parties shall [***] for such [***] Territory [***] and reasonably detailed [***] of the Products, and [***] shall have [***] and [***] shall have [***] under this Section 2.13.2.

2.15 [***].

2.15.1 [***]. During the Term, [***] shall [***], and shall cause its Affiliates and its licensees [***]

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in the Field [***] the Compounds [***] for which [***]. “[***]” means a [***] which has not been [***] of a [***]. For clarity, this Section 2.15.1 shall not apply with respect to any [***] with respect to which [***] pursuant to Section [***].

2.15.2 [***]. During the Term, [***] shall [***], and shall cause its Affiliates and its licensees [***] in the Territory [***].

ARTICLE III

GOVERNANCE

3.1 JSC; Formation and Purpose. Within thirty (30) days of the Effective Date, the Parties will establish a joint steering committee (the “JSC”) to provide strategic oversight and facilitate communication with respect to the Development, and Commercialization of Products under this Agreement. Except as otherwise provided herein, the role of the JSC will be to:

3.1.1 coordinate the management and implementation of the Parties’ Development, Commercialization and Medical Affairs activities under this Agreement;

3.1.2 review, coordinate, discuss, and approve the overall strategy for seeking Regulatory Approval of the Products in the Field in the Territory;

3.1.3 review and oversee the Joint Development Plans, including any amendments or revisions thereto;

3.1.4 review, approve and oversee the Joint Manufacturing Plan and Joint Medical Affairs Plan, and in each case, any amendments or revisions thereto;

3.1.5 review and coordinate forecasting of Astellas’ expected requirements for Compounds and Products under the Joint Manufacturing Plan;

3.1.6 create and oversee any subcommittees or working groups as the JSC may deem appropriate;

3.1.7 address any issues expressly delegated to the JSC under this Agreement; and

3.1.8 consult and coordinate with respect to Product Development and Commercialization in the Retained Territory.

3.2 Membership and Procedures.

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3.2.1 Membership. Promptly after the Effective Date, each Party’s Executive Officer will designate [***] representatives with appropriate expertise to serve as members of the JSC. The Parties may elect to vary the number of representatives that serve on the JSC, provided that in all cases the JSC maintains an equal number of representatives from each Party. Each Party, through its Executive Officer, may replace its representatives on the JSC at any time upon written notice to the other Party.

3.2.2 Chairperson; Minutes. One member of the JSC will serve as the chairperson, by itself or its designated person, who will be responsible for organizing meetings, preparing and circulating an agenda in advance of each meeting, and preparing minutes of each meeting. Each JSC representative shall review and approve such minutes in writing; provided that if a representative does not object to the accuracy of such minutes within [***] days after the circulation of such minutes, such minutes shall be deemed approved by such representative. Aquinox will appoint the chairperson for an initial [***] term and thereafter the Parties will alternate in appointing the chairperson for [***] terms.

3.2.3 Meetings. Until the first MAA for Product is approved in the Licensed Territory, the JSC will hold meetings on a [***] basis. Thereafter, the JSC will hold meetings at least [***] (i.e., approximately every [***] months), or more frequently as the Parties may agree. Meetings of the JSC shall be effective only if at least one (1) representative of each Party is present or participating. The JSC may meet (a) in person at either Party’s facilities or at such locations as the Parties may otherwise agree, (b) by audio or video teleconference or (c) by e-mail (solely in the case of ad-hoc JSC meetings), provided that at least [***] per Calendar Year shall be held in person with the location to alternate between Aquinox’s and Astellas’ offices, with the first such meeting to be held at Aquinox’s offices. With the prior consent of the other Party’s representatives (such consent not to be unreasonably withheld or delayed), each Party may invite non-members to participate in the discussions and meetings of the JSC, provided that such participants shall have no vote and shall be subject to the confidentiality provisions set forth in Article XI. Additional meetings of the JSC may also be held with the consent of each Party, or as required under this Agreement, and neither Party will unreasonably withhold, delay or condition its consent to hold such an additional meeting.

3.2.4 Limitation of Authority. The JSC and its subcommittees will have only such powers as are specifically delegated to it hereunder and will not be a substitute for the rights of the Parties. Without limiting the generality of the foregoing, neither the JSC nor any of its subcommittees will have any power to amend this Agreement, waive compliance with any obligation hereunder or determine whether any breach hereunder has occurred. For clarity, the JSC does not have the authority to commit Aquinox to conduct or complete any activity of Aquinox or its Affiliates or licensees set forth in any Plan, which activities are included for informational purposes only. Aquinox shall only have diligence obligations (which shall be limited to the use of Commercially Reasonable Efforts) for those activities that are expressly agreed in writing as being subject to such diligence obligations by its Executive Officer or his or her designee.

3.3 Decision-Making.

3.3.1 The JSC will make good faith efforts to make all decisions on matters before it by consensus. Subject to the terms of this Section 3.3, actions to be taken by the JSC shall be

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taken only following a unanimous vote, with each Party’s representatives collectively having one (1) vote. If the JSC fails to reach unanimous consent on a particular matter within [***] days of such request), then either Party may submit such matter for resolution to the Executive Officers pursuant to Section 15.2.

3.3.2 If the JSC is unable to reach a decision by unanimous vote pursuant to Section 3.3.1 and the Executive Officers cannot unanimously agree on such matter within [***] days of such matter being submitted to them pursuant to Section 3.3.1 (or, if such matter is urgent, within [***] days of such request), then the Party listed below shall have the final say on the following matters:

3.3.2.1 [***]; and

3.3.2.2 [***]

3.3.3 Any dispute under Section 3.3.2.1 or 3.3.2.2 as to whether a Party’s decision would have a “material adverse effect” as described in such Section shall be subject to Section 15.4.

3.3.4 Neither Party shall have the right to use its deciding vote under Section 3.3.2 to require the other Party to undertake activities or costs other than those that have been expressly agreed to in writing by such Party.

3.4 Expenses. Each Party will be responsible for all of its own travel and other costs and expenses for its respective members, designees, and non-member invitees to attend meetings of, and otherwise participate on, the JSC and any subcommittees or working groups.

3.5 Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual who shall be an employee of such Party having appropriate qualification and experience to act as the alliance manager for such Party (the “Alliance Manager”). Each Alliance Manager shall be responsible for coordinating and managing processes and interfacing between the Parties on a day-to-day basis throughout the Term. The Alliance Manager will ensure communication to the JSC of all relevant matters raised at any joint subcommittees or working groups. Each Alliance Manager shall be permitted to attend meetings of the JSC as a non-voting participant. The Alliance Managers shall be the primary contact for the Parties regarding the activities contemplated by this Agreement and shall facilitate all such activities hereunder. Each Party may replace its Alliance

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Manager with an alternative representative at any time with prior written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager. Each Alliance Manager shall be charged with creating and maintaining a collaborative work environment within the JSC and its subcommittees. Each Party will be responsible for all of its own costs with respect to its Alliance Manager.

3.6 Discontinuation of the JSC. The activities to be performed by the JSC shall solely relate to governance under this Agreement, and are not intended to be or involve the delivery of services. The JSC shall continue to exist until (a) the Parties mutually agree to disband the JSC, or (b) Aquinox provides written notice to Astellas of its intention to disband and no longer participate in the JSC. Once the Parties mutually agree or Aquinox has provided written notice to disband the JSC, the JSC shall have no further obligations under this Agreement and, thereafter, each Party shall designate a contact person for the exchange of information under this Agreement or such exchange of information shall be made through the Alliance Managers, and decisions of the JSC shall be decisions as between the Parties, subject to the other terms and conditions of this Agreement. In the event the JSC is disbanded as provided above, any decisions that are designated under this Agreement as being subject to the review or approval of the JSC shall be subject to the review and approval of the Parties directly.

ARTICLE IV

DEVELOPMENT

4.1 General.

4.1.1 Astellas shall use Commercially Reasonable Efforts to Develop the Compounds and Products and obtain Regulatory Approval for the Products in each country in the Field in the Licensed Territory, including the Initial Product for the Primary Indication. Without limiting the generality of the foregoing, Astellas shall use Commercially Reasonable Efforts to conduct its activities under and in accordance with the Development Plans.

4.1.2 Astellas shall provide regular updates to the JSC regarding the Development of Compounds and Products in the Licensed Territory. Aquinox shall provide regular updates to the JSC regarding the Development of Compounds and Products in the Retained Territory, subject to its obligations to its licensees with respect to Data other than safety Data.

4.1.3 If Aquinox reasonably and in good faith believes that Astellas is not using Commercially Reasonable Efforts, taken as a whole, to Develop a particular Product in a Specified Country, then Aquinox may provide Astellas written notice thereof. Within [***] Business Days of Astellas’ receipt of such notice, Astellas shall provide to Aquinox documentation demonstrating Astellas’ use of Commercially Reasonable Efforts with respect to such Product in accordance with Section 1.52 (a), (b) and (c) (Definition of Commercially Reasonable Efforts). Astellas shall also provide such additional information regarding such Development as Aquinox may reasonably request, including the opportunity to speak with senior personnel responsible for such Development of such Product. If requested in writing by Aquinox, within [***] Business Days of such request, a JSC meeting shall be held in person or by videoconference to discuss such documentation and to answer questions or concerns reasonably posed by Aquinox regarding such Development. For clarity, Aquinox’s exercise of its rights under this Section 4.1.3 shall not waive any right or remedy of Aquinox hereunder, including under Section 14.3, or any obligation of Astellas hereunder.

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4.2 Preclinical Development.

4.2.1 All material activities that are required for the preclinical Development of a Product for Licensed Territory shall be conducted pursuant to a “Joint Preclinical Development Plan”, containing: (a) with respect to Astellas, anticipated timelines, strategy and specific commitments of Astellas to preclinically Develop such Product in or for the Licensed Territory, which activities Astellas shall use Commercially Reasonable Efforts to conduct; and (b) with respect to Aquinox and subject to Aquinox’s obligations to its licensees in the Retained Territory, anticipated timelines and strategy of Aquinox to preclinically Develop such Product in or for the Retained Territory (which information shall be provided solely for purposes of facilitating coordination between the Parties, except as set forth in Section 3.2.4). The Parties shall jointly prepare a draft Joint Preclinical Development Plan (subject to subclause (b) above) for each Product Developed hereunder, including the Initial Product, and submit it to the JSC for review.

4.2.2 If Astellas reasonably decides that a preclinical study of a Product will be necessary solely for Regulatory Approval in the Licensed Territory, Astellas may conduct such preclinical study at its sole expense by itself or through its Affiliates or subcontractors in the Territory, [***] (each such [***] study, an “Astellas Retained Territory Preclinical Study”). For clarity, such [***]. Such study shall be added to the Joint Preclinical Development Plan [***].

4.2.3 Each Party shall report on the planning, status and results of its activities under each Joint Preclinical Development Plan through the JSC and/or any applicable subcommittee or working group established the JSC.

4.2.4 With respect to the Initial Product, Astellas shall be responsible for costs incurred under the Joint Preclinical Development Plan that solely relate to obtaining Regulatory Approval in the Licensed Territory, and Aquinox shall be responsible for [***] costs incurred under the Joint Preclinical Development Plan. With respect to any Product other than the Initial Product, the Parties shall agree in writing on the sharing of costs, if any, under the applicable Joint Preclinical Development Plan.

4.3 Clinical Development.

4.3.1 All material activities that are required for the clinical Development of a Product for the Licensed Territory shall be conducted pursuant to a “Joint Clinical Development Plan”, containing: (a) with respect to Astellas, anticipated timelines, strategy and specific commitments of Astellas to clinically Develop such Product in or for the Licensed Territory, which activities Astellas shall use Commercially Reasonable Efforts to conduct; and (b) with respect to Aquinox and subject to Aquinox’s obligations to its licensees in the Retained Territory, anticipated timelines and strategy of Aquinox to clinically Develop such Product in or for the Retained

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Territory (which information shall be provided solely for purposes of facilitating coordination between the Parties, except as set forth in Sections 3.2.4 and 4.4). For each Product Developed hereunder, including the Initial Product, the Parties shall jointly prepare a draft Joint Clinical Development Plan (subject to subclause (b) above) and submit it to the JSC for review.

4.3.2 Except as expressly agreed otherwise in writing, Aquinox (and its Affiliates and licensees) shall have the sole right to conduct clinical trials of the Products in the Retained Territory and Astellas (and its Affiliates and sublicensees) shall have the sole right to conduct clinical trials of the Products in the Licensed Territory.

4.3.3 Astellas may conduct, at its sole expense, one or more pharmacology studies for the Products in the Retained Territory, under Aquinox’s IND unless the Parties agree otherwise in writing, solely for regulatory use in the Licensed Territory, [***] (each such [***] study, an “Astellas Retained Territory Pharmacology Study”). For clarity, [***]. Such Astellas Retained Territory Pharmacology Study shall be added to the applicable Joint Clinical Development Plan [***].

4.3.4 Aquinox shall bear the costs of any clinical studies and other Development activities for a Product that are necessary solely for the Regulatory Approval in the Retained Territory. Except as set forth in Section 4.4, Astellas shall bear the costs of any clinical trials or other Development activities for a Product that are necessary solely for the Regulatory Approval of such Product in the Licensed Territory.

4.3.5 With respect to any clinical studies and other Development activities other than those as set forth in Section 4.3.4, Astellas be responsible for operational and administrative matters for sites in the Licensed Territory, at Astellas’ expense, and Aquinox shall be responsible for operational and administrative matters for sites in the Retained Territory, at Aquinox’s expense. The Parties shall share the Development Costs for managing global operations of cross-territory clinical studies for a Product as they shall agree in writing prior to the initiation of such activities for such Product. The Parties shall determine such expense sharing [***].

4.4 Certain Clinical Trials for the Initial Product. Aquinox shall use Commercially Reasonable Efforts to complete, at its expense, the following studies with respect to the Initial Product, in each case as identified more specifically in the Joint Clinical Development Plan for the Initial Product:

4.4.1 the on-going Phase 1 Clinical Trial of the Initial Product with Japanese population that is currently being conducted in the United States; and

4.4.2 the LEADERSHIP301 Study.

4.5 Review of Protocol Synopsis .

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4.5.1 Astellas shall provide Aquinox directly, or through the JSC, with a reasonable opportunity (at least [***] Business Days prior to the planned initiation of the applicable non-clinical study and at least [***] Business Days prior to the planned initiation of the applicable clinical trial) to review and comment upon a draft protocol synopsis in English for each of the non-clinical studies and clinical trials of Products occurring within the Licensed Territory and conducted by or on behalf of Astellas or its Affiliates or Sublicensees. Aquinox shall provide its comments on the protocol synopsis, if any, within [***] Business Days following the day of receipt, and Astellas shall discuss any comments with Aquinox in good faith. Astellas shall promptly provide to Aquinox the final protocol synopsis in English. Except as set forth in Section 4.5.3, review of draft protocols by Aquinox is not required, and Astellas shall share full protocols (which are not required to be in English unless filed in English) promptly after finalization.

4.5.2 Aquinox shall provide Astellas directly, or through the JSC, with a reasonable opportunity (at least [***] Business Days prior to the planned initiation of the applicable non-clinical study and at least [***] Business Days prior to the planned initiation of the applicable clinical trial) to review and comment upon a draft protocol synopsis for each of the non-clinical studies and clinical trials of Products occurring within the United States, Europe and/or Canada and conducted by or on behalf of Aquinox or its Affiliates. Astellas shall provide its comments, if any, on the protocol synopsis within [***] Business Days following the day of receipt, and Aquinox shall discuss any comments with Astellas in good faith. Aquinox shall promptly provide to Astellas the final protocol synopsis. Except as set forth in Section 4.5.3, review of draft protocols by Astellas is not required, and Aquinox shall share full protocols (in the language filed) promptly after finalization.

4.5.3 Each Party that has the right to receive and review a protocol synopsis under this Section 4.5 shall have the right to receive and review the full protocol to which such synopsis applies if such Party determines in good faith that such review is reasonably necessary. Any such protocol shall be provided in English with reasonable time for translation following such Party’s request therefor.

4.6 Development in the Retained Territory. As between the Parties, and except as provided in Section 4.4, Aquinox shall be solely responsible and shall have sole discretion and control (at Aquinox’s sole cost and expense) for all preclinical, clinical, and other Development and Commercialization activities (including regulatory activities) with respect to Products in the Retained Territory and, as between the Parties, the results of such activities shall be the sole property of Aquinox.

4.7 Transfer of Data Relating to the Initial Product.

4.7.1 Data Generated as of the Effective Date. Promptly after the Effective Date, Aquinox shall make electronically available (with Astellas’ ability to download and print out), copies of all Regulatory Filings owned or submitted by Aquinox in the Territory and in existence as of the Effective Date that have been filed with the FDA, EMA or Health Canada. Astellas shall have the right to use and reference any and all such Regulatory Filings and Data to obtain and maintain Regulatory Approval for the Products and otherwise Commercialize the Products in the Territory in accordance with the terms of this Agreement.

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4.7.2 Data Resulting from Existing Studies. On a [***] basis during the Term, and subject to Applicable Laws and good scientific practice, Aquinox shall provide to Astellas, to the extent not already provided and at no additional cost to Astellas, copies of all Data generated by or on behalf of Aquinox with respect to and in the course of conducting the ongoing studies set forth in Section 4.4.1 (including all study reports analyzing such Data). Final study reports shall be provided promptly following finalization. Astellas shall have the right to use and reference any and all such Data to obtain and maintain Regulatory Approval for the Products and otherwise Commercialize the Products in the Territory in accordance with the terms of this Agreement.

4.8 Other Data Generated by Either Party after the Effective Date.

4.8.1 On a [***] basis during the Term, and subject to Applicable Laws and good scientific practice, each Party shall provide to the other Party, to the extent not already provided and at no additional cost to such other Party, electronic access (with the other Party’s ability to download and print out) to all Data generated by or on behalf of the Party with respect to and in the course of conducting studies with respect to the Products (including all study reports analyzing such Data), which are necessary or reasonably useful for such other Party to obtain or maintain Regulatory Approval of such Products in its respective territory. Subject to Section 4.8.2, such other Party and its Affiliates and (sub)licensees shall have the right to use and reference any and all such Data to obtain and maintain Regulatory Approval for the Products and otherwise Commercialize the Products in its respective territory in accordance with the terms of this Agreement and, with respect to any Data.

4.8.2 Subject to Section 2.14.2, Astellas acknowledges that Aquinox may, in its sole discretion, enter into one or more agreements with Third Parties and grant such Third Parties a license to Develop and/or Commercialize the Products in the Retained Territory (each such Third Party, an “Aquinox Partner” and each such agreement, an “Aquinox Partner Agreement”). If Aquinox enters into an Aquinox Partner Agreement, then Aquinox’s obligation to share the safety Data related to the Products generated by such Aquinox Partner for Astellas’ use in the Licensed Territory in accordance with this Agreement shall be stipulated in such Aquinox Partner Agreement. Aquinox shall use reasonable efforts to include in each Aquinox Partner Agreement the right for Astellas to use in the Licensed Territory efficacy Data for Products generated by such Aquinox Partner, provided that if such right is not included in a particular Aquinox Partner Agreement, then Aquinox shall not share with Astellas any of such Aquinox Partner’s efficacy Data and shall not share with such Aquinox Partner any efficacy Data generated by Astellas under this Agreement until such time, if any, that such Aquinox Partner’s efficacy Data can be shared with Astellas.

4.9 Ownership of Data. As between the Parties, the Party generating any Data shall own such Data, subject to the licenses and other rights granted by such Party to the other Party under this Agreement with respect to the use of or access to such Data.

4.10 Performance and Diligence.

4.10.1 Astellas shall use Commercially Reasonable Efforts to Develop, and to prepare and file the MAA (and any amendment thereto) for and seek and maintain Regulatory

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Approval for, the Products in the Licensed Territory, and, without limiting the generality of the foregoing, in each of the Specified Countries. Astellas shall give Aquinox written notice within [***] Business Days following any determination by Astellas to cease Development of any Product in any Specified Country, which notice shall be deemed to be a notice of termination of this Agreement pursuant to Section 14.2.1.2 with respect to such Product in such Specified Country.

4.10.2 Each Party shall perform its Development activities relating to the Compounds and Products in accordance with all Applicable Laws.

4.10.3 Astellas may not conduct any Development activities with respect to any Product that are not set forth in a Development Plan approved by the JSC, or that are inconsistent with this Agreement, without Aquinox’s prior written consent.

4.11 Records, Reports and Information.

4.11.1 Each Party shall maintain complete, current and accurate records of all work conducted by it under each Development Plan, and all Data resulting from such work. Such records shall fully and properly reflect all work done and results achieved in the performance of such Development Plan in good scientific manner appropriate for regulatory purposes. Each Party shall document all preclinical studies and clinical trials in formal written study reports according to applicable national and international guidelines (e.g., ICH, GCP, GLP, and GMP). Each Party shall have the right to review and such records maintained by the other Party at reasonable times, upon written request.

4.11.2 Each Party shall provide to the other Party, to the extent not already provided and at no additional cost to such other Party, electronic access (with the other Party’s ability to download and print out) (a) investigator’s brochures for the Products and updates thereto and (b) upon such other Party’s written request and solely to the extent it is commercially reasonable for such Party to provide such electronic access, those records maintained by the other Party pursuant to Section 4.11.1 that are necessary for regulatory purposes in the other Party’s territory or in connection with a technology transfer of Section 7.4.

4.11.3 Each Party shall present reports and any material updates of investigators’ brochure in English at the JSC meetings on its Development and regulatory activities with respect to the Product, including without limitation any significant formal or informal meetings between such Party and the Regulatory Authority in its Territory, at a level of detail to be agreed by the JSC; provided, however, that any such presentation shall include at least a summary of the resulting Data for, all preclinical studies and all clinical trials conducted by such Party with the Product, subject to Aquinox’s obligations to its licensees.

ARTICLE V

REGULATORY MATTERS

5.1 Generally.

5.1.1 The Parties shall discuss the regulatory strategy for the Products in the Territory through the JSC in order to identify any material risk, value and impact on regulatory assessment, labeling, pricing and reimbursement in markets throughout the Territory. The Parties

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shall seek to agree on a global registration strategy in the Territory for each Product for consistency of content and labeling, and optimal filing timelines (parallel and staggered) for markets throughout the Territory.

5.1.2 Astellas shall be the IND holder in the Licensed Territory and shall have responsibility for, and shall use Commercially Reasonable Efforts to conduct, all regulatory activities relating to the Compounds and Products within the Licensed Territory at its own cost, supported by Aquinox as reasonably requested by Astellas and at Astellas’ expense. Astellas shall promptly provide to Aquinox any and all correspondence and filings with PMDA and other Regulatory Authorities in the Licensed Territory. Astellas shall not be obligated to translate Regulatory Filings in the Licensed Territory into English.

5.1.3 Aquinox shall be responsible for all regulatory activities relating to the Compounds and Products within the Retained Territory at its own cost, supported by Astellas as reasonably requested by Aquinox and at Aquinox’s expense, and shall update the JSC with respect to such activities. Aquinox shall promptly provide to Astellas any and all Regulatory Filings with FDA, EMA or Health Canada, subject to any obligations to any Aquinox Partner.

5.2 Regulatory Activities in the Licensed Territory. Astellas, at its sole cost and expense and in accordance with, the terms and conditions of this Agreement and the requirements of all Applicable Laws will use Commercially Reasonable Efforts to take all actions necessary to prepare and file all Regulatory Filings with respect to the Products required to obtain Regulatory Approval for the Products in the Licensed Territory. Without limiting the applicability of the foregoing and the remainder of this ARTICLE V, Astellas, through the JSC, will keep Aquinox reasonably informed of all material events and developments occurring in the course of obtaining Regulatory Approval in the Licensed Territory, including meetings with Regulatory Authorities in the Licensed Territory relating to the Products.

5.3 Astellas Regulatory Data and Regulatory Approvals.

5.3.1 Regulatory Filings.

5.3.1.1 Review. The JSC shall create a subcommittee or working group to coordinate communication and the exchange of information between the Parties with respect to Regulatory Filings to be prepared and submitted by or for Astellas in the Licensed Territory; and without limiting the foregoing, Astellas shall provide Aquinox with summaries, overviews, or excerpts (in English) of all Regulatory Filings sufficiently in advance of filing thereof to permit Aquinox to review and comment thereon, and Astellas shall discuss such comments with Aquinox in good faith. Astellas may submit any MAA in the Licensed Territory without consent from Aquinox, subject to the preceding sentence.

5.3.1.2 Accelerated Reporting. In the event that Applicable Laws require either Party to report information related to any Regulatory Activity in its respective territory on an accelerated basis such that such Party is unable to comply with Section 5.3.1, such Party will nonetheless provide to the other Party a prompt and detailed description of the event that triggered the accelerated reporting obligation as soon as reasonably practicable, but in no event later than [***] Business Days after the reporting Party obtains actual knowledge of such triggering event.

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5.3.1.3 Copies. Subject to Applicable Laws, Astellas shall provide to Aquinox : (a) electronic copies of each Regulatory Filing as submitted to Regulatory Authorities promptly following such submission, and summaries of such filing (which are not required to be in English unless filed in English); (b) summaries (in English) of written communications to Astellas (or its Affiliate or Sublicensee) from any Regulatory Authority relating to the Compounds or Products, promptly following receipt thereof; and (c) a brief statement (in English) of any material changes in the final Regulatory Filings from the summaries previously provided by Astellas to Aquinox.

5.3.2 Regulatory Meetings. Each Party will provide the other Party (through the JSC) with advance notice of any formal, scheduled meetings with any Regulatory Authority in its respective territory (including any meetings related to the final positioning of labeling and safety claims within the original and subsequent regulatory submissions), and provide a brief description of the topics to be presented or discussed at each such meeting, in English. Promptly following such meeting, the Party participating in such meeting shall provide to the other Party the minutes of such meeting, in English. Aquinox will consider in good faith any request from Astellas to participate in meetings regarding the Products with the FDA, EMA or Health Canada, provided that the final decision regarding such participation will be at Aquinox’s sole discretion.

5.3.3 Holder of Regulatory Filings. Astellas will hold title to all Regulatory Filings (including MAAs) and Regulatory Approvals with respect to the Products in the Licensed Territory, except as may be required in connection with Aquinox’s exercise of its rights hereunder with respect to (a) any Aquinox Licensed Territory Preclinical Study or (b) the manufacturing of Compounds and Products; provided, however, that, Astellas shall file for and obtain Regulatory Filings and Regulatory Approvals in such manner as may be required under Applicable Laws in the Licensed Territory to allow for the expeditious transfer thereof to Aquinox or Aquinox’s designee pursuant to Section 14.4.1 upon certain terminations of this Agreement.

5.4 Regulatory Costs. Astellas shall be responsible for all costs and expenses of preparing, maintaining, formatting, and filing Regulatory Filings for Products in the Licensed Territory and for maintaining Regulatory Approval for Products in the Licensed Territory.

5.5 Astellas Regulatory Filings. Astellas shall not file any Regulatory Filings for Products outside of the Licensed Territory.

5.6 Rights of Reference. Subject to Section 4.8.2, each Party hereby grants, at no cost, to the other Party and the other Party’s Affiliates and (sub)licensees the right to use, cross-reference, file or incorporate by reference all Regulatory Filings pertaining to a Product submitted by or on behalf of such granting Party. The receiving Party and its Affiliates and (sub)licensees may use such rights of reference for the purpose of seeking, obtaining and maintaining Regulatory Approval and Commercializing Product in its respective territory and otherwise performing its rights and obligations under this Agreement.

5.7 Safety; Adverse Event Reporting.

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EXECUTION VERSION

CONFIDENTIAL

5.7.1 Pharmacovigilance; Global Safety Database. Aquinox shall establish and maintain at Aquinox’s sole cost and expense the global drug safety database for the Products. Astellas shall have the right to access Data from the global drug safety database as necessary in order for Astellas to comply with Applicable Laws in the Licensed Territory. Astellas shall be responsible at its sole cost and expense for (a) collection of Data for the Products during Development and Commercialization as required by Applicable Laws, (b) reporting of Data during Development and Commercialization, including reportable Adverse Events, to the applicable Regulatory Authorities as required by Applicable Laws and (c) providing a completed CIOMS (in English) to Aquinox for entry into the global safety database in accordance with procedures to be agreed in the pharmacovigilance agreement to be entered into pursuant to Section 5.7.2. Both Parties expressly acknowledge that information exchanged between the Parties pursuant to this Section 5.7, can and will be shared with Regulatory Authorities and any Affiliates, Sublicensees and Aquinox Partners engaged in Development and Commercialization activities for the Products in the Retained Territory or the Licensed Territory.

5.7.2 Safety Agreement. Within [***] days following the Effective Date, or other such period as the Parties may agree, the Parties shall endeavor to begin negotiations regarding a mutually acceptable pharmacovigilance agreement. The Parties agree that the pharmacovigilance agreement shall set forth the Parties’ respective obligations regarding pharmacovigilance, including the exchange of Data, as applicable.

ARTICLE VI

COMMERCIALIZATION

6.1 Overview and Diligence. Subject to, and in accordance with, the terms and conditions of this Agreement and all Applicable Laws, Astellas, at its expense, will be solely responsible for Commercializing the Product(s) in the Licensed Territory. Astellas shall use Commercially Reasonable Efforts to Commercialize the Product(s) in each indication that receives Regulatory Approval in the Licensed Territory in the country in which such Regulatory Approval was granted, and shall achieve the First Commercial Sale in the Licensed Territory within [***] days of obtaining Regulatory Approval for such Product in the Licensed Territory.

6.2 Commercialization Plan. Without limiting the generality of the other provisions in this ARTICLE VI, Astellas will prepare and submit to the JSC a plan containing the strategy, activities and timeline for marketing and selling the Products in the Licensed Territory (as updated pursuant to this Section 6.2, the “Commercialization Plan”). Astellas will submit a proposed draft of the Commercialization Plan for the Licensed Territory to the JSC for review and discussion by the JSC no later than [***] months prior to the anticipated date of the First Commercial Sale of the first Product in the Licensed Territory and [***] months prior to the anticipated date of the first commercial sale of any other Product in the Licensed Territory. Astellas will deliver to the JSC an update of the relevant sections of the Commercialization Plan on an annual basis during the Term. Updates to the Commercialization Plan will reflect, among other things, each new indication in the Field for which the Product has received Regulatory Approval. Astellas will be solely responsible for all decisions regarding the day-to-day conduct of Commercialization within the Licensed Territory.

6.3 Pricing.

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6.3.1 Astellas shall be responsible, at its own expense, for seeking Pricing Approval in the Licensed Territory. Astellas shall keep Aquinox informed on an ongoing basis of Astellas’ strategy for seeking, and the results it obtains in seeking, Pricing Approval, including, without limitation, the results of any material discussion or other communication with relevant Governmental Authorities regarding Pricing Approval, via regular reports to the JSC no less frequently than quarterly for Japan and annually for other countries in the Licensed Territory.

6.3.2 Subject to Section 6.3.3, Astellas shall have the sole right to make all decisions regarding the pricing of the Product in the Licensed Territory. Notwithstanding anything in this Agreement express or implied to the contrary, Aquinox shall not have any right to direct, control, or approve Astellas’ decision regarding the pricing of Products for the Licensed Territory. Astellas shall update, through the JSC, Aquinox with respect to such pricing matters, provided that the provision to Aquinox of pricing data shall be for informational purposes only.

6.3.3 In the event Astellas sells a Product in a “bundle” with one or more other products or services at a discount to any Third Party for sale of Products, Astellas shall not disproportionately discount the Product relative to the other products or services composing such bundle.

6.4 Reports. Astellas shall update the JSC at the JSC’s regularly-scheduled meetings regarding Astellas’ significant Commercialization activities (such as promotion campaign) with Products in the Licensed Territory. In addition, Astellas shall present written reports to the JSC annually, summarizing Astellas’ significant Commercialization activities with respect to Products in the Licensed Territory pursuant to this Agreement and including a forecast for the following year’s sales of the Product in the Licensed Territory. Such reports shall cover subject matter at a level of detail reasonably sufficient to enable Aquinox to determine Astellas’ compliance with its diligence obligations pursuant to this ARTICLE VI.

6.5 Communications. To the extent permitted by Applicable Laws, and subject to Section 6.3, the Parties shall seek to coordinate their communications relating to the Commercialization of the Products in their respective territories.

6.6 Approval for Certain Marketing Activities. To the extent that any marketing by Astellas for Commercialization of the Products in the Licensed Territory relate to or require activities outside of the Licensed Territory, the JSC shall be responsible for coordinating and approving such marketing activities.

6.7 Marketing and Promotional Literature. Astellas shall prepare all marketing and promotional literature related to Products for use in the Licensed Territory in accordance with Applicable Laws. If the JSC determines that Aquinox shall be presented and described as the Party who developed the Product in certain marketing and promotional literature in certain countries in the Licensed Territory, Aquinox will be presented and described as the Party who developed the Product, as provided for in Section 6.9, in a manner to be determined by the JSC on, by way of example, all labels, packaging, packaging inserts, and promotional literature related to the Product, in each case to the extent permitted by Applicable Laws.

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6.8 Marketing and Sales in the Retained Territory. Beginning approximately [***] prior to the first commercial sale of a Product in the Retained Territory, Aquinox, through the JSC, shall keep Astellas reasonably informed of all material activities and developments with respect to the marketing and sale of Products in the Retained Territory.

6.9 Labeling. Subject to, and in accordance with, Applicable Laws and JSC’s decision, Astellas shall identify Aquinox as the licensor or manufacturer of the Products using the Aquinox Housemarks designated by Aquinox for such use in certain promotional materials for the Products in the Licensed Territory where such identification is appropriate, in a manner approved in advance in writing by the JSC, and in accordance with (and subject to) the license set forth in Section 2.13.1.

6.10 Selection of Product Trademark. Astellas shall be responsible for the selection, registration, maintenance and defense of all Product Trademarks for use in connection with commercialization of Product in the Field in the Licensed Territory. Astellas shall own all Product Trademarks. For clarity, nothing in this Section grants Astellas any rights under or to any trademark, tradename, servicemark or logo owned or Controlled by Aquinox, its Affiliates or its licensees, or any registration or application therefor. If Astellas wishes to use one or more Aquinox trademarks that are specific to a Product for use with such Product in the Licensed Territory, the Parties shall negotiate in good faith an agreement to grant Astellas an exclusive, sub-licensable, royalty-bearing license to such trademark(s) for use with such Product in the Licensed Territory on reasonable and customary terms.

ARTICLE VII

MANUFACTURING AND SUPPLY

7.1 Manufacturing Coordinators. Each Party shall designate one (1) qualified and experienced supply chain professional to serve as that Party’s primary contact and coordinator regarding the supply of Products within this Agreement (a “Manufacturing Coordinator”). Each Party may replace its Manufacturing Coordinator with an alternative representative at any time with prior written notice to the other Party. The Manufacturing Coordinators shall be responsible for facilitating information exchange and discussion between the Parties regarding the supply of Products under this Agreement, including the [***] and [***]. Each Manufacturing Coordinator shall be subject to the authority of the JSC. Each Party will be responsible for all of its own costs with respect to its Manufacturing Coordinator.

7.2 Joint Manufacturing Plan.

7.2.1 Until the Technology Transfer Completion, the Parties shall collaborate with respect to the CMC activities, manufacturing and supply of Compound and Product for the Licensed Territory (excluding manufacturing and supply for commercial use for the Licensed Territory) under a “Joint Manufacturing Plan”, which shall set forth anticipated timelines, budget, CMC-related development such as formulation, analytical and process development, and scale-up, stability, packaging and shipping studies and related regulatory activities, strategy, and specific commitments of each Party. The Joint Manufacturing Plan shall also include the anticipated quantities for use in conducting all (pre-)clinical trials to be conducted by Astellas in the Licensed Territory, and activities relating to manufacturing technology transfer.

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CONFIDENTIAL

7.2.2 The Manufacturing Coordinators shall be responsible for drafting the Joint Manufacturing Plan for approval by the JSC. Any material amendment of the Joint Manufacturing Plan, including (a) changes of the latest JSC-approved manufacturing plans or CMC studies, which (i) require additional budget that is not pre-approved by either Party and/or (ii) lead to any delay in timeline and (b) additional manufacturing plans and/or additional CMC studies which are not approved by the JSC, will be discussed and approved by JSC in accordance with ARTICLE II. The Manufacturing Coordinators of each Party shall provide updates to JSC regarding such Party’s activities under the Joint Manufacturing Plan. [***] shall [***] with respect to [***] relating to Compounds and Products [***] Territory under the Joint Manufacturing Plan, and [***] shall [***] with respect to [***] relating to Compounds and Products [***] Territory under the Joint Manufacturing Plan, as further described under ARTICLE II.

7.3 Aquinox Supply to Astellas.

7.3.1 Until the occurrence of the Manufacturing Responsibility Trigger, (a) Aquinox shall be responsible for supplying to Astellas the Compound and/or the Product from its CMO and Astellas shall purchase from Aquinox, the quantities of Compound and/or the Product pre-agreed by the Parties under the Joint Manufacturing Plan [***]; and (b) the external costs for Manufacturing development for the Products (including process, formulation, analytical and method development) under the Joint Manufacturing Plan will be shared [***], but shall exclude any costs for any activities solely required for the Retained Territory or the Licensed Territory. Astellas shall not be required to contribute to any such external costs that are not pre-agreed by Astellas. “Manufacturing Responsibility Trigger” means the date of the Technology Transfer Completion, [***] Commercially Reasonable Efforts [***] for supply [***] receives such [***].

7.3.2 With respect to Compound, Product or [***], and notwithstanding Section [***] with respect to such Compound or Product [***] Third Party [***] Third Party.

7.3.3 Until the Technology Transfer Completion, the Parties shall, through JSC, develop and adopt guidelines to be followed by the Parties [***] Compound and Products for the Licensed Territory to ensure appropriate [***]. Such guidelines shall [***] the Effective Date.

7.3.4 Within [***] days following the Effective Date, the Parties shall enter into a supply agreement for Products to be used for the preclinical and clinical Development of the Initial Product in accordance with this Section 7.3, including such other terms as are reasonable and customary. For clarity, Aquinox shall not be required to supply Astellas with Initial Product in any form that Aquinox does not Manufacture or have Manufactured for its own account.

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7.3.5 If Astellas wishes Aquinox to provide commercial supply of a Compound (or any intermediates) or Product (as active pharmaceutical ingredient), including use for Medical Affairs Activities under the Joint Medical Affairs Plan, the Parties shall negotiate a commercial supply agreement therefor on reasonable and customary terms (a “Commercial Supply Agreement”).

7.4 Technology Transfer.

7.4.1 The Parties shall discuss in good faith the feasibility of a manufacturing technology transfer for the Compounds and Products from Aquinox to Astellas following the Effective Date. During the Term, if Astellas desires to take responsibility to manufacture the Compound and/or the Product for the Licensed Territory, or if Aquinox provides Astellas with at least [***] months (unless otherwise agreed by the Parties) prior notice that it wishes Astellas to accept such technology transfer then Aquinox shall use commercially reasonable efforts to complete such technology transfer in accordance with a schedule to be agreed in writing in good faith by the Parties (the completion of such transfer, the “Technology Transfer Completion”). The plan for such technology transfer (the “Technology Transfer Plan”) shall include (i) the transfer of all process know-how and the materials in the Control of Aquinox at the time of such technology transfer pertaining to the Manufacture of Compounds, intermediates and Products, in each case, that is actually being used by or on behalf of Aquinox to Manufacture Compounds, intermediates and Products; (ii) the timeline and process for Astellas’ selection and determination of CMO; and (iii) initial engagement with CMOs at Astellas’ sole discretion for the purpose of technology transfer. The efforts for such technology transfer under the Technology Transfer Plan shall continue until [***]. Aquinox shall reasonably assist to implement the technology transfer to Astellas or its designee, and Astellas shall reimburse the reasonable costs [***] incurred by Aquinox for such technical transfer.

7.4.2 During the period during which the Technology Transfer Plan is conducted and following the Technology Transfer Completion, and subject to Section 7.5, Astellas shall conduct, at its own cost, any CMC development for regulatory approval for sale of the Products in the Licensed Territory (including formulation, cost of goods reduction, stability studies and process validation) and manufacturing and supply of the Compounds and the Products for the Licensed Territory, and Aquinox shall conduct, at its own cost, CMC development, manufacturing and supply of the Compounds and the Products solely for the Retained Territory.

7.5 [***].

7.5.1 During the period during which the Technology Transfer Plan is being conducted and following the Technology Transfer Completion, Astellas shall have the right to elect CMOs, at its sole discretion, for CMC activities, manufacturing and supply of the Compounds or Products for use in the Licensed Territory. [***] manufacturing of Compound [***], subject to Section [***]. Aquinox shall be responsible for [***] and Astellas shall [***].

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EXECUTION VERSION

CONFIDENTIAL

The Parties shall [***].

7.5.2 Notwithstanding the foregoing, [***] months prior written notice (which shall [***] to the extent [***] can reasonably [***] reasonably [***]), transfer to [***] one or more [***] and shall [***] required for such [***]. In such event, each Party agrees that during the Term it shall [***] any Third Party for any [***] that would [***] other Party [***] such Third Party [***] Compounds and Products.

7.6 [***]. The Manufacturing Coordinators shall [***] set forth in Exhibit [***] so that [***] Manufacture Compounds (including intermediates) and Products for use or sale in the Licensed Territory. [***] shall use Commercially Reasonable Efforts to [***] so that [***] days following the Effective Date. Each such [***] shall be subject to the [***] the applicable [***].

ARTICLE VIII

MEDICAL AFFAIRS

8.1 Generally. Astellas shall have the sole right to conduct Medical Affairs Activities in the Licensed Territory for the Products in the Field, at its expense. Aquinox shall have the sole right to conduct Medical Affairs Activities in the Retained Territory for the Products in the Field, at its expense. Each Party shall conduct its Medical Affairs Activities in accordance with all Applicable Laws.

8.2 Joint Medical Affairs Plan. The Parties, through JSC, shall collaborate with respect to the Medical Affairs Activities in support of the Products in the Field in the Territory. The JSC will review and discuss a joint medical affairs plan and its amendments (“Joint Medical Affairs Plan”) under which the Parties shall decide (a) whether and when to initiate or discontinue any joint voluntary Phase 4 studies for the Products and, if applicable, the sharing of costs relating thereto, and (b) review, discuss, and coordinate the Parties’ scientific presentation and publication strategy relating to the Products in the Field in the Territory. The JSC shall approve those portions of the Joint Medical Affairs Plan which relate to global activities, but shall only review, and shall not approve, those portions of the Joint Medical Affairs Plan which relate only to activities specifically for the Licensed Territory or the Retained Territory.

8.3 Approval for Certain Medical Affairs Activities. To the extent that any Medical Affairs Activities by Astellas for the Products in the Licensed Territory relate to or require activities outside of the Licensed Territory, including without limitation, the education of medical practitioners and caregivers outside the Licensed Territory, the JSC shall be responsible for coordinating and approving such activities. Except as required or permitted by Applicable Law, Astellas acknowledges that it cannot conduct an investigation or initiate a post-marketing clinical study that is not specifically related to any indication in the Field included on the label or in the package insert for Products.

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8.4 Reports. Astellas shall update the JSC at the JSC’s regularly-scheduled meetings regarding Astellas’ significant Medical Affairs Activities for Products in the Licensed Territory. In addition, Astellas shall present written reports to the JSC twice per Calendar Year, summarizing Astellas’ significant Medical Affairs Activities with respect to Products in the Licensed Territory pursuant to this Agreement and including a plan for the following year’s Medical Affairs Activities for the Products in the Licensed Territory.

8.5 Phase 4 Trials. With respect to any phase 4 clinical trials of Products, Astellas be responsible for operational and administrative matters for sites in the Licensed Territory, at Astellas’ expense, and Aquinox shall be responsible for operational and administrative matters for sites in the Retained Territory, at Aquinox’s expense. The Parties shall share the Development Costs for managing global operations of cross-territory phase 4 clinical trials for a Product as they shall agree in writing prior to the initiation of such activities for such Product. The Parties shall determine such expense sharing [***].

8.6 Investigator-Initiated Studies. Astellas has the first right to enter into a collaboration agreement for investigator and physician-initiated studies in the Licensed Territory with a Third Party. Astellas shall supply study materials to such Third Party at its own expense.

ARTICLE IX

FINANCIAL TERMS

9.1 Upfront Payment. Within [***] Business Days after the Effective Date, as a material inducement to Aquinox entering into this Agreement, Astellas shall pay to Aquinox a non-refundable, non-creditable, upfront payment of twenty-five million U.S. dollars (US$25,000,000).

9.2 Reimbursements. To the extent that either Party incurs costs that are subject to reimbursement by the other Party hereunder, the Party incurring such costs shall provide such other Party an invoice therefor accompanied by reasonable, customary documentation, and such other Party shall pay a such undisputed invoice within [***] days following its receipt thereof. If the Party receiving such invoice disputes any portion thereof in good faith, then it shall give the invoicing Party written notice of such dispute and pay the undisputed portions of such invoice and the Parties shall promptly seek to resolve the disputed portions.

9.3 Milestone Payments.

9.3.1 Development and Regulatory Milestones. Astellas shall pay to Aquinox the one-time, non-refundable, non-creditable payments set forth in the table below within [***] days of the first achievement by a Product of the applicable milestone event (whether by Astellas or its Affiliate or Sublicensee). For the avoidance of doubt, each of the following milestone payments shall be payable only once regardless of the number of times achieved by one or more Products.

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EXECUTION VERSION

CONFIDENTIAL

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

If at the time of the achievement of a milestone for the Primary Indication (including if the first Regulatory Approval in Japan is for the Primary Indication), Astellas has not made payment for one or more prior milestones for the Primary Indication, Astellas shall make the payment for such prior milestone(s) together with the payment for the achieved milestone, irrespective of whether such prior milestone had actually been achieved. With respect to milestones [***] and [***], (a) if at the time of the achievement of milestone [***], Astellas has not made payment for milestone [***], Astellas shall make the payment for milestone [***] together with the payment for milestone [***], and (b) if at the time of the first [***], Astellas has not made payment for either or both of milestones [***] and [***], Astellas shall make the payment for such prior milestone(s), in each case, irrespective of whether such prior milestone(s) had actually been achieved. With respect to milestones [***] and [***], (i) if at the time of the achievement of milestone [***], Astellas has not made payment for milestone [***], Astellas shall make the payment for milestone [***] together with the payment for milestone [***], and (ii) if at the time of the first [***] (excluding the [***]), Astellas has not made payment for either or both of milestones [***] and [***], Astellas shall make the payment for such prior milestone(s), in each case, irrespective of whether such prior milestone(s) had actually been achieved.

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9.3.2 Sales Milestones. Astellas shall pay to Aquinox the additional one-time, non-refundable, non-creditable payments set forth in the table below within [***] days of the end of the Fiscal Year in which the applicable sales milestone event is first achieved by Astellas, its Affiliates, and Sublicensees. If both sales milestone events are achieved in the same Fiscal Year, then Astellas shall pay to Aquinox both milestone payments. For the avoidance of doubt, each of the following milestone payments shall be payable only once regardless of the number of times such milestone is achieved.

Sales Milestone Event	Sales Milestone Payment
[***]	[***]
[***]	[***]

9.4 Running Royalties.

9.4.1 Royalty. In consideration of the grant of rights set forth herein, Astellas shall pay to Aquinox on a Product by Product basis, an amount equal to the applicable Gross Profit multiplied by the applicable Royalty Rate for such Product, on a Fiscal Quarter basis.

9.4.2 “Royalty Rate” means:

9.4.2.1 In all countries in the Licensed Territory other than Japan: [***]

9.4.2.2 In Japan, with respect to a Product:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

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EXECUTION VERSION

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(e) [***]

     [***]

     [***]

9.4.3 Reduction for Generic Product. In case that a Third Party commercially sells a Generic Product with respect to such Product in the Licensed Territory and such Generic Product has a volume market share of greater than [***] in such country, the applicable Royalty Rate set forth in Section 9.4.2 with respect to such Product and such country shall be reduced by [***] which shall be rounded to the nearest tenth (10th) of a percent in accordance with the example shown in Section 9.4.2 above. [***]

9.4.4 Royalty Term. Royalties shall be paid on a Product-by-Product and country-by country basis until the later of: (a) ten (10) years from the First Commercial Sale in such country; (b) expiration of the last to expire Valid Claim in such country; or (c) expiration of Regulatory Exclusivity in such country with respect to such Product (with respect to each Product and country, the “Royalty Term”).

9.5 Royalty Payments and Reports.

9.5.1 Generally.

9.5.1.1 Astellas shall calculate all amounts payable to Aquinox pursuant to Section 9.4 at the end of each Fiscal Quarter, which amounts shall be converted to U.S. dollars at such time, in accordance with Section 9.7.

9.5.1.2 At least two (2) weeks prior to the start of each Fiscal Year, the Parties shall agree on a [***], which shall be used during such Fiscal Year for [***] during such Fiscal Year, subject to [***] Fiscal Year in accordance with Section [***].

9.5.1.3 For each Fiscal Quarter, Astellas shall provide the report and payment set forth in Section 9.5.2 based on Astellas’ good faith estimates for such Fiscal Quarter, subject to recalculation following the end of the Fiscal Year in accordance with Section 9.6.2.

9.5.2 Payment and Report. Astellas shall pay such converted Dollar amount within sixty (60) days after the end of each Fiscal Quarter. Each payment of royalties shall be accompanied by a written report showing, on a consolidated basis in reasonably specific detail and on a country-by-country basis, (a) Net Sales, [***] of Products sold by Astellas, its Affiliates and its Sublicensees in the Licensed Territory during the corresponding

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EXECUTION VERSION

CONFIDENTIAL

Fiscal Quarter including a description of the credits and offsets deducted on a Product by Product and country by country basis to calculate Net Sales [***]; (b) the royalties payable in U.S. dollars, if any, which shall have accrued hereunder based upon such Net Sales of Products (including the calculation of any reduction under Section 9.4.3); (c) the withholding taxes, if any, required by law to be deducted in respect of such royalties; (d) the dates of the First Commercial Sale of each Product in each country in the Territory, if it has occurred during the corresponding Fiscal Quarter; (e) with respect to sales in Japan, [***] and applicable royalty rate under Section 9.4.2.2; and (f) an itemized calculation of the Exchange Rate used in determining the royalty amount expressed in U.S. dollars.

9.5.3 Preliminary Report. In addition, Astellas shall, within [***] days after the end of each Fiscal Quarter, provide to Aquinox a preliminary report setting forth Astellas’ good faith estimate of the information described in Sections 9.5.2(a) through (f) for such Fiscal Quarter based Astellas’ preliminary financials for such Fiscal Quarter.

9.6 Adjustments to Payment of Royalty.

9.6.1 [***].

9.6.1.1 The “[***]” for a Product means the [***] for such Product [***] based on the [***] of such Product (the “[***]”).

9.6.1.2 If the [***] more than [***] for a Product, then the Parties shall agree in writing on [***] such Product [***], including the [***] for each Product shall be [***] each Fiscal Year [***] First Commercial Sale for such Product [***] occurs. If Astellas [***], then the Parties shall [***] Third Party, provided that [***] in writing in advance ([***]). Based upon [***], the Parties shall [***]. An example of such [***] is provided in [***].

9.6.1.3 If, in any Calendar Year, the [***] for such Product, then the [***] for such Product for such Calendar Year [***] for such Product.

9.6.2 Determination of [***]. Within [***] days after the end of each Fiscal Year, the Parties shall [***] for each Product for each Fiscal Quarter during such Fiscal Year based on the [***] such Fiscal Quarter and the [***] such Product for such Fiscal Year [***], the

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applicable Royalty Rate as determined in accordance with Sections 9.4 based on the applicable [***] in accordance with Section [***]. If the [***] for such Product for such Fiscal Year [***] Fiscal Year [***], then Astellas shall [***] Fiscal Quarter in the [***] Fiscal Year. If the [***] for such Product for such Fiscal Year [***] for such Fiscal Year, Astellas shall [***] Fiscal Quarter in the following Fiscal Year.

9.7 Foreign Exchange. The rate of exchange to be used in computing the amount of currency equivalent in U.S. dollars owed to a Party under this Agreement shall be the Exchange Rate.

9.8 Late Payments. If Aquinox does not receive payment of any sum due to it on or before the due date, simple interest shall thereafter accrue on the sum due to Aquinox until the date of payment at the per annum rate of [***] over the then-current prime rate quoted by Citibank in New York City, NY, U.S.A. or the maximum rate allowable by Applicable Laws, whichever is lower.

9.9 Taxes.

9.9.1 Cooperation and Coordination. The Parties acknowledge and agree to cooperate in order to appropriately calculate, consistently with Applicable Laws, taxes payable with respect to their collaborative efforts under this Agreement and any appropriate reductions, credits, or deductions that may lawfully reduce otherwise applicable taxes.

9.9.2 Payment of Tax. A Party receiving a payment pursuant to this Agreement shall pay any and all taxes levied on such payment except as provided in this Section 9.9. If Applicable Laws require that taxes be deducted and withheld from a payment made pursuant to this Agreement, the remitting Party shall (a) deduct those taxes from the payment; (b) pay the taxes to the proper taxing authority; and (c) send evidence of the obligation together with proof of payment to the other Party within [***] days following that payment Notwithstanding the foregoing, the Parties acknowledge and agree that (i) as of the date of this Agreement and under Applicable Laws, no withholding tax will be applicable to payments made to Aquinox pursuant to this Agreement provided Aquinox provides Astellas with an appropriate completed IRS withholding form (for example, Form W-8BEN-E) claiming the benefits of the United States-Canada Income Tax Convention and (ii) Astellas will not withhold any tax from payments payable to Aquinox pursuant to this Agreement unless required to withhold as a result of a change in Applicable Laws after the date hereof. The Party making any payment pursuant to this Agreement shall be responsible for stamp, transfer, sales, use, value added or similar taxes imposed on such payments.

9.9.3 Tax Residence Certificate. A Party (including any entity to which this Agreement may be assigned, as permitted under Section 16.4) receiving a payment pursuant to this ARTICLE IX shall provide the remitting Party appropriate certification from relevant revenue authorities (if applicable) that such Party is a tax resident of that jurisdiction (a “Tax Residence Certificate”), if such receiving Party is required to submit a Tax Residence Certificate in order to claim the benefits of an income tax treaty to which that jurisdiction is a party. Upon the receipt thereof, any deduction and withholding of taxes shall be made at the appropriate treaty tax rate.

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9.9.4 Assessment. Either Party may, at its own expense, protest any assessment, proposed assessment, or other claim by any Governmental Authority for any additional amount of taxes, interest or penalties or seek a refund of such amounts paid if permitted to do so by Applicable Laws. The Parties shall cooperate with each other in any protest by providing records and such additional information as may reasonably be necessary for a Party to pursue such protest.

9.9.5 Withholding Taxes Resulting From Astellas Action. If Astellas (or Astellas’ assignees or successors) is required to make a payment to Aquinox subject to a deduction or withholding of tax, and if such deduction or withholding of tax obligation arises as a result of any action taken by Astellas or its Affiliates or successors, including without limitation an assignment of this Agreement as permitted under Section 16.4, a change in the tax residency of Astellas, or the payments arise or are deemed to arise through a branch of Astellas and such action has the effect of increasing the amount of tax deducted or withheld (each, an “Astellas Withholding Tax Action”), then notwithstanding anything to the contrary herein, the payment by Astellas (in respect of which such deduction or withholding of tax is required to be made) shall be increased by the amount necessary to ensure that Aquinox receives an amount equal to the same amount that it would have received had no Astellas Withholding Tax Action occurred.

9.10 Records; Audits. Astellas and its Affiliates and Sublicensees will maintain complete and accurate records in sufficient detail to permit Aquinox to confirm the accuracy of the calculation of royalty payments under this Agreement. Upon reasonable prior notice, such records shall be available during regular business hours for a period of [***] years from the creation of individual records for examination at Aquinox’s expense, and not more often than once each Calendar Year, by an independent certified public accountant selected by Aquinox and reasonably acceptable to Astellas, for the sole purpose of verifying the accuracy of the financial reports furnished by Astellas pursuant to this Agreement. At Aquinox’s request, an Aquinox employee may accompany and assist such auditor. Any such auditor (and employee, if applicable) shall not disclose Astellas’ Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Astellas or the amount of payments due by Astellas under this Agreement. Any amounts shown to be owed but unpaid shall be paid within [***] days from the accountant’s report, plus interest (as set forth in Section 9.7) from the original due date. Any amounts shown to have been overpaid shall be refunded within [***] days from the account’s report. Aquinox shall bear the full cost of such audit unless such audit discloses an underpayment of the amount actually owed during the applicable Calendar Year of more than [***], in which case Astellas shall bear the full cost of such audit.

9.11 Financial Contacts. Each Party shall identify in writing to the other Party a financial contact who shall be the point of contact for such Party for the matters set forth in this Article 9 and who will coordinate in good faith with respect to such matters. Each Party may change its financial contact by written notice to the other Party.

ARTICLE X

INTELLECTUAL PROPERTY

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10.1 Ownership of Collaboration Inventions. As between the Parties, Aquinox will solely own all Collaboration Inventions that are conceived, made, or generated solely by the employees or consultants of Aquinox or its Affiliates, and Astellas will solely own all Collaboration Inventions that are conceived, made, or generated solely by the employees or consultants of Astellas or its Affiliates. The Parties shall jointly own all Joint Inventions. Inventorship shall be determined in accordance with U.S. patent laws.

10.2 Disclosure of Collaboration Inventions. Each Party shall promptly disclose to the other Party any invention disclosures, or other similar documents, submitted to it by its employees, agents, or independent contractors describing inventions that are Collaboration Inventions, and all information relating to such inventions.

10.3 Right to Practice Joint Inventions. Except to the extent either Party is restricted by the express terms of this Agreement, each Party shall have the right to practice and exploit such Joint Inventions and Joint Patents, with full rights to license its interest therein in the Territory and without any duty of accounting to or any duty to seek consent from the other Party. Upon the reasonable request of either Party, the other Party shall execute documents that evidence or confirm the requesting Party’s right to engage in such activities.

10.4 Prosecution of Patents.

10.4.1 Definition of Prosecution. As used herein, “prosecution” of Patents shall include, without limitation, all communication and other interaction with any patent office or patent authority having jurisdiction over a Patent application throughout the world in connection with pre-grant proceedings. Post-grant proceedings shall be governed by Sections 10.5 and 10.9.

10.4.2 Aquinox Patents and Joint Priority Patents. Except as otherwise provided in Section 10.4.5, Aquinox shall have the sole right and authority to prepare, file, prosecute, and maintain the Aquinox Patents (excluding the Joint Patents) and the Joint Priority Patents (collectively, the “Aquinox-Prosecuted Patents”) on a worldwide basis. Aquinox shall bear all costs of preparation, filing, prosecution, and maintenance of Aquinox-Prosecuted Patents. Aquinox shall provide Astellas a reasonable opportunity to review and comment on such efforts regarding such Aquinox-Prosecuted Patents Covering any Product in the Licensed Territory, including by providing Astellas with a copy of material communications from any patent authority regarding such Aquinox-Prosecuted Patent, and by providing drafts of any material filings or responses to be made to such patent authorities reasonably in advance of submitting such filings or responses, and shall consider Astellas’ comments in good faith.

10.4.3 Astellas Collaboration Patents. Except as otherwise provided in Section 10.4.5, Astellas shall have the sole right and authority to prepare, file, prosecute, and maintain the Astellas Collaboration Patents (excluding the Joint Patents) on a worldwide basis at its own expense. Astellas shall provide Aquinox a reasonable opportunity to review and comment on such efforts regarding such Astellas Collaboration Patents Covering any Product in the Territory, including by providing Aquinox with a copy of material communications from any patent authority regarding such Astellas Collaboration Patents, and by providing drafts of any material filings or responses to be made to such patent authorities reasonably in advance of submitting such filings or responses, and shall consider Aquinox’s comments in good faith.

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10.4.4 Joint Patents. Except as otherwise provided in Section 10.4.5, Aquinox shall have the sole right and authority to prepare, file, prosecute, and maintain the Joint Patents in the Retained Territory at its sole cost, and Astellas shall have the sole right and authority to prepare, file, prosecute, and maintain the Joint Patents (excluding the Joint Priority Patents) in the Licensed Territory at its sole cost, provided that the Parties shall share equally any such costs that are not attributable to any particular territory, including, but not limited to, the costs for filing an international application under the Patent Cooperation Treaty. The Parties shall reasonably cooperate with respect to the preparation, filing, prosecution and maintenance of such Joint Patents. The Party with the right to prosecute such a Joint Patent as set forth above shall provide the other Party with a reasonable opportunity to review and comment on such efforts regarding such Joint Patents, including by providing such other Party with a copy of material communications from any patent authority regarding such Joint Patents, and by providing drafts of any material filings or responses to be made to such patent authorities reasonably in advance of submitting such filings or responses, and shall consider such other Party’s comments in good faith.

10.4.5 Option to Prosecute and Maintain Patent Rights. Either Party may cease prosecution and/or maintenance of any Patent that such Party is responsible for prosecuting and maintain pursuant to this Section 10.4 on a country-by-country basis by providing the other Party written notice reasonably in advance of such due date. If the responsible Party elects to cease prosecution or maintenance of the relevant Patent in a country, the other Party, shall have the right, but not the obligation, at its sole discretion and cost, to continue prosecution or maintenance of such Patent and in such country (“Step-In Rights”), provided that Astellas may only exercise its Step-In Rights with respect to Aquinox Patents and Joint Priority Patents in the Licensed Territory. If the other Party elects to continue prosecution or maintenance or elects to file additional applications following the responsible Party’s election to cease prosecution or maintenance pursuant to this Section 10.4, the responsible Party shall transfer the applicable patent files to such other Party or its designee and execute such documents and perform such acts at the responsible Party’s expense as may be reasonably necessary to allow the other Party to initiate or continue such filing, prosecution or maintenance at the other Party’s sole expense.

10.4.6 Cooperation. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts provided above in this Section 10.4, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution, as well as further actions as set forth below:

10.4.7 Confidentiality. All communications between the Parties relating to the preparation, filing, prosecution, or maintenance of the Aquinox Patents and Astellas Collaboration Patents, or any Joint Patents, including copies of any draft or final documents or any communications received from or sent to patent offices or patenting authorities with respect to such Patents, shall be considered Confidential Information and subject to the confidentiality provisions of ARTICLE XI.

10.4.8 CREATE Act. The Parties acknowledge that Collaboration Inventions may be generated with different assigning entities which, during the course of U.S. patent prosecution, may benefit from use of the CREATE Act of 2004 (70 Fed. Reg. 177(54259-54267) as amended by the Leahy-Smith America Invents Act of 2011 (35 U.S.C. §§102(b)(2)(c) and 102(c)) (the “CREATE Act”). For the purposes of the benefit of the CREATE Act, the Parties deem this

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Agreement and/or the written memorialization of transactions contemplated hereunder, such as pertaining to the Development of the Compounds and Products, to constitute a qualifying written Joint Research Agreement.

10.5 Patent Term Extensions in the Licensed Territory. On a country-by-country and Product-by-Product basis, Astellas shall have the right, at its sole discretion, to apply for patent term extension in the Licensed Territory for any Patent Covering the manufacture, use or sale of such Product in such country, and will act with reasonable promptness in light of the development stage of Products to apply for any such patent term extension. Astellas shall keep Aquinox apprised of its plans regarding any such patent term extensions through the JSC and the Joint Clinical Development Plan. Aquinox shall cooperate reasonably with Astellas in making such filings or actions, for example and without limitation, making available all required regulatory Data and information and executing any required authorizations to apply for such patent term extension. All expenses incurred in connection with activities of each Party with respect to the Patent(s) for which Astellas seeks patent term extensions pursuant to this Section 10.5.1 shall be borne by Astellas. If Astellas receives patent term extension for an Astellas Patent or solely-owned Astellas Collaboration Patent instead of an Aquinox Patent, then, for purposes of Section 9.4.4(b), the last to expire Valid Claim will not be deemed to have expired until such date as it would have expired had the Aquinox Patent containing such Valid Claim received such patent term extension, provided that the foregoing shall not apply if Astellas can reasonably demonstrate that such Valid Claim would not have provided material exclusivity for the applicable Product in the applicable country if extended.

10.6 Infringement of Patents by Third Parties.

10.6.1 Notification. Each Party shall promptly notify the other Party in writing of any existing or threatened infringement of the Aquinox Patents, Astellas Patents, Astellas Collaboration Patents, or Joint Patents, in the Territory of which it becomes aware, and shall provide all evidence in such Party’s possession demonstrating such infringement.

10.6.2 Notice of Infringement. If a Third Party infringes any Aquinox Patent, Astellas Collaboration Patent or Joint Patent in the Territory by making, using, importing, exporting, offering for sale, or selling a Product (a “Product Infringement”), each Party shall share with the other Party all information available to it regarding such alleged infringement.

10.6.3 Enforcement.

10.6.3.1 Astellas shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Person engaged in Product Infringement in the Licensed Territory, subject to the remainder of this Section 10.6.3. Astellas shall have a period of ninety (90) days (as may be extended by Astellas’ reasonable request) after the first notice under Section 10.6.2 to elect to enforce such Aquinox Patent, Astellas Collaboration Patent or Joint Patent in the Licensed Territory against such Product Infringement. If Astellas does not so elect, then Astellas shall so notify Aquinox in writing, and Aquinox shall have the right, but not the obligation, to commence a suit or take action to enforce the applicable Patent against such Third Party perpetrating such Product Infringement in the Licensed Territory.

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10.6.3.2 Aquinox shall have a period of [***] days (as may be extended by Aquinox’s reasonable request) after the first notice under Section 10.6.2 to elect to enforce such Joint Patent or Astellas Collaboration Patent in the Retained Territory against such Product Infringement. If Aquinox does not so elect, then Aquinox shall so notify Astellas in writing, and Astellas shall have the right, but not the obligation, to commence a suit or take action to enforce the applicable Joint Patent or Astellas Collaboration Patent against such Third Party perpetrating such Product Infringement in the Retained Territory. Aquinox shall have no obligation, and Astellas shall have no right, to enforce the Aquinox Patents (other than the Joint Patents, as set forth above) in the Retained Territory.

10.6.3.3 Each Party shall provide to the Party enforcing any such rights under this Section 10.6.3 reasonable assistance in such enforcement, at such enforcing Party’s request and expense, subject to the limitations in Sections 10.6.3.4 and 10.6.3.5, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, shall reasonably consider the other Party’s comments on any such efforts, and shall seek consent of the other Party in any material aspects of such enforcement including, without limitation, determination of litigation strategy and the filing of important papers to the competent court, which consent shall not be unreasonably withheld, conditioned, or delayed. The Party bringing the action shall have final decision-making authority with respect to such action, subject to Section 10.6.4.

10.6.3.4 Each Party shall bear all of its own internal costs incurred in connection with its activities under this Section 10.6.3, subject to reimbursement as set forth in Section 10.6.3.6.

10.6.3.5 The Party not bringing an action with respect to Product Infringement under this Section 10.6.3 shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action.

10.6.3.6 Any recovery shall be allocated first pro rata to the reimbursement of any expenses incurred by the Parties in such litigation (including reasonable expenses of outside counsel), and then (a) if Astellas was the Party bringing the suit, Astellas shall retain any remaining recovery, which, solely with respect to Product Infringement of an Aquinox Patent or Joint Patent shall be treated as Net Sales [***] for purposes of Sections 9.3.2 and 9.4, respectively, and (b) if Aquinox was the Party bringing the suit, Aquinox shall retain any remaining recovery.

10.6.4 Settlement. Astellas shall not settle any claim, suit or action that it brought under this Section 10.6 involving Aquinox Patents (including Joint Patents) without the prior written consent of Aquinox, which consent shall not be unreasonably withheld, conditioned, or delayed. Aquinox shall not settle any claim, suit, or action that it brought under this Section 10.6 involving Astellas Collaboration Patents or Joint Patents without the prior written consent of Astellas, which consent shall not be unreasonably withheld, conditioned, or delayed. Nothing in this ARTICLE X shall require Aquinox to consent to any settlement that is reasonably anticipated by Aquinox to have a materially adverse impact upon any Aquinox Patent in the Retained Territory or the manufacture, use or sale of any Product in the Retained Territory. Nothing in this ARTICLE

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X shall require Astellas to consent to any settlement that is reasonably anticipated by Astellas to have a materially adverse impact upon any Astellas Collaboration Patent in the Licensed Territory or the manufacture, use or sale of any Product in the Licensed Territory.

10.7 Infringement of Third Party Rights.

10.7.1 Notice; Astellas First Right in the Licensed Territory. If either Party becomes aware that the manufacture, sale, or use of a Product in the Territory results in, or may result in, any claim, suit, or proceeding by a Third Party alleging patent infringement by either Party (or its Affiliates or (sub)licensees), such Party will promptly notify the other Party thereof in writing. Subject to Section 10.7.2, Astellas will have the first right, but not the obligation, to defend and control the defense of any such claim, suit or proceeding in the Licensed Territory at its own expense, using counsel of its own choice. Aquinox may participate in any such claim, suit or proceeding with counsel of its choice at its own expense. If Astellas elects (in a written communication submitted to Aquinox within a reasonable amount of time after notice of the alleged patent infringement) not to defend or control the defense of, or otherwise fails to initiate and maintain the defense of, any such claim, suit or proceeding, within such time period so that Aquinox is not prejudiced by any delays, Aquinox may conduct and control the defense of any such claim, suit or proceeding at its own expense. Each Party will keep the other Party reasonably informed of all material developments in connection with any such claim, suit, or proceeding. Each Party agrees to provide the other Party with copies of all pleadings filed in such action and to allow the other Party reasonable opportunity to participate in the defense of the claims. If Astellas is controlling the defense of any such claim, suit or proceeding, Astellas agrees to provide at Aquinox’s expense English translations, or summaries thereof, of all pleadings, discovery-requests, and key documents filed with the court reasonably promptly.

10.7.2 Possible Claims in the Other Party’s Territory.

10.7.2.1 Regardless of whether Aquinox elects to participate as a party in the claim, suit or proceeding, Astellas further agrees that, in the event the claim, suit or preceding under Section 10.7.1 is brought by a Third Party that is pursuing or has threatened in writing to the knowledge of Astellas to pursue similar claims outside the Licensed Territory against Aquinox, its Affiliates, agents or marketing or development partners and such claim is related to any Product, including any form or formulation thereof, Astellas shall: (a) provide to Aquinox at Aquinox’s expense English translation drafts of all official papers or other statements (whether written or oral) prior to their submission to the court in the lawsuit, in sufficient time to allow Aquinox to review, consider and substantively comment thereon; (b) reasonably consider taking action to incorporate Aquinox’s comments on all such official papers and statements, (c) not take positions in its defense that are inconsistent or at odds with positions that Aquinox is taking in defense, or anticipated defense, of related claims outside the Licensed Territory, to the extent such positions have been communicated to Astellas; (d) allow Aquinox the opportunity to participate in preparation of witnesses or other participants in the claim, suit or proceeding; (e) not settle any such claim, suit or proceeding without Aquinox’s prior consent, which consent shall not be unreasonably withheld or delayed, and (f) enter into a reasonable and customary joint defense agreement with Aquinox, upon Aquinox’s request.

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10.7.2.2 Regardless of whether Astellas elects to participate as a party in the claim, suit or proceeding, Aquinox further agrees that, in the event the claim, suit or preceding under Section 10.7.1 is brought by a Third Party that is pursuing or has threatened in writing to the knowledge of Aquinox to pursue similar claims outside the Retained Territory against Astellas, its Affiliates, agents or marketing or development partners and such claim is related to any Product, including any form or formulation thereof, Aquinox shall: (a) provide to Astellas at Astellas’ expense English translation drafts of all official papers or other statements (whether written or oral) prior to their submission to the court in the lawsuit, in sufficient time to allow Astellas to review, consider and substantively comment thereon; (b) reasonably consider taking action to incorporate Astellas’ comments on all such official papers and statements, (c) discuss in good faith with Astellas any proposed position that Aquinox wishes to take in its defense that is inconsistent or at odds with positions that Astellas is taking in defense, or anticipated defense, of related claims outside the Retained Territory, to the extent such positions have been communicated to Aquinox; (d) allow Astellas the opportunity to participate in preparation of witnesses or other participants in the claim, suit or proceeding; and (e) enter into a reasonable and customary joint defense agreement with Astellas, upon Astellas’ request.

10.8 Patent Marking. Astellas shall not be required to mark such Products unless such markings or such notices would materially impact recoveries of damages or equitable remedies available under Applicable Law with respect to infringements of patents in the Licensed Territory.

10.9 Patent Oppositions and Other Proceedings.

10.9.1 Challenges to Third-Party Patent Rights. If either Party desires to bring an opposition, action for declaratory judgment, nullity action, invalidation action, interference, declaration for non-infringement, reexamination, or other attack upon the validity, title, or enforceability of a Patent owned or controlled by a Third Party and having one or more claims that covers a Product, or the manufacture, use, sale, offer for sale, or importation of a Product, in each case in the Territory, (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, a Third Party’s claim or assertion of infringement under Section 10.7, in which case the provisions of Section 10.7 shall govern), such Party shall so notify the other Party and the Parties shall promptly confer to determine whether to bring such action or the manner in which to settle such action. Aquinox shall have the exclusive right, but not the obligation, to bring at its own expense and in its sole control such action in the Retained Territory and Astellas shall have the exclusive right, but not the obligation, to bring at its own expense and in its sole control such action in the Licensed Territory. If Astellas does not bring such an action in the Territory, within [***] days of notification thereof pursuant to this Section 10.9.1 (or earlier, if required by the nature of the proceeding), then Aquinox shall have the right, but not the obligation, to bring, at Aquinox’s sole expense, such action. The Party not bringing an action under this Section 10.9.1 shall be entitled to separate representation in such proceeding by counsel of its own choice and at its own expense, and shall cooperate fully with the Party bringing such action at the request and expense of the Party bringing such action. Any awards or amounts received in bringing any such action shall be allocated between the Parties as provided in Section 10.6.2.6.

10.9.2 Parties’ Patent Rights. If a Aquinox Patent, Astellas Collaboration Patent or Joint Patent becomes the subject of any proceeding commenced by a Third Party within the

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Territory in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, invalidation action, interference, or other attack upon the validity, title, or enforceability thereof (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, an action for infringement against a Third Party under Section 10.6, in which case the provisions of Section 10.6 shall govern), then the Party responsible for filing, preparing, prosecuting, and maintaining such Patent as set forth in Section 10.4 shall control such defense, provided, however, that the costs associated with such defense shall be borne by the controlling Party. The controlling Party shall permit the non-controlling Party to participate in the proceeding to the extent permissible under Applicable Law, and to be represented by its own counsel in such proceeding, at the non-controlling Party’s expense. If either Party decides that it does not wish to defend against such action, then the other Party shall have a backup right to assume defense of such Third-Party action at its own expense. Any awards or amounts received in defending any such Third-Party action shall be allocated between the Parties as provided in Section 10.6.3.6.

ARTICLE XI

CONFIDENTIALITY

11.1 Nondisclosure. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, during the Term and for [***] years following the end of the Term, the receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Confidential Information of the other Party, and both Parties shall keep confidential and, subject to Sections 11.2, 11.3, and 11.4, shall not publish or otherwise disclose the terms of this Agreement. Each Party may use the other Party’s Confidential Information solely to the extent required to accomplish the purposes of this Agreement, including exercising such Party’s rights or performing its obligations under this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but no less than reasonable care) to ensure that its employees, agents, consultants, contractors, and other representatives do not disclose or make any unauthorized use of the Confidential Information of the other Party. Each Party will promptly notify the other Party upon discovery of any unauthorized use or disclosure of the Confidential Information of the other Party.

11.2 Authorized Disclosure. The receiving Party may disclose Confidential Information belonging to the disclosing Party only to the extent such disclosure is reasonably necessary in the following instances:

11.2.1 filing or prosecuting Patents as permitted by this Agreement, provided that Astellas may not use any Aquinox Confidential Information in connection with the prosecution or enforcement of any Patent Controlled by Astellas unless such Patent is an Astellas Collaboration Patent subject to a license to Aquinox hereunder;

11.2.2 filing Regulatory Filings in order to obtain or maintain Regulatory Approvals;

11.2.3 prosecuting or defending litigation, including responding to a subpoena in a Third Party litigation;

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11.2.4 complying with Applicable Laws or regulations (including regulations promulgated by securities exchanges) or court or administrative orders;

11.2.5 to its Affiliates, sublicensees or prospective sublicensees, Third Party Partners, subcontractors or prospective subcontractors, payors, consultants, agents, and advisors on a “need-to-know” basis in order for the receiving Party to exercise its rights or fulfill its obligations under this Agreement, each of whom prior to disclosure must be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than those set forth in this ARTICLE XI; provided, however, that, in each of the above situations, the receiving Party shall remain responsible for any failure by any Third Party who receives Confidential Information pursuant to this Section 11.2 to treat such Confidential Information as required under this ARTICLE XI; or

11.2.6 to bona fide potential and actual investors, acquirors, merger partners, licensees, and other financial or commercial partners solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition, or collaboration, in each case under written obligations of confidentiality and non-use at least as stringent as those herein, provided that the confidentiality term therefor shall not be less than [***] years.

11.2.7 Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Sections 11.2.2 through 11.2.4, it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure, reasonably consider the comments of the other Party with respect to limiting such disclosure, and use efforts to secure confidential treatment of such Confidential Information at least as diligent as such Party would use to protect its own confidential information, but in no event less than reasonable efforts. In any event, the Parties agree to take all reasonable action to avoid the non-confidential disclosure of Confidential Information hereunder. Any information disclosed pursuant to Sections 11.2.2 through 11.2.4 shall remain the Confidential Information of the disclosing Party and subject to the restrictions set forth in this Agreement, including the foregoing provisions of this ARTICLE XI.

11.3 Publications.

11.3.1 Prior to public disclosure or submission for publication of a proposed publication describing the results of any scientific or clinical activity relating to, in the case of Astellas, a Product, or in the case of Aquinox, any Development activity conducted under a Development Plan, the Party disclosing or submitting such proposed publication (the “Submitting Party”) shall send the other party (the “Responding Party”) a copy of the proposed publication to be submitted at least [***] days prior to the submission and shall allow the Responding Party a reasonable time period (but no less than [***] Business Days, or [***] Business Days for an abstract, from the date of the Responding Party’s receipt) in which to determine whether the proposed publication contains subject matter for which patent protection should be sought (prior to publication of such proposed publication) for the purpose of protecting an invention, or whether the proposed publication contains the Confidential Information of the Responding Party. Following the expiration of the applicable time period for review, the Submitting Party shall be free to submit such proposed publication for publication or otherwise disclose to the public such scientific or clinical results, subject to the procedures set forth in Section

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11.3.2. Any publication by Astellas relating this Agreement shall be in compliance with Astellas’ Global Publication Policy dated April 29, 2016, as may be amended from time to time, and other applicable Astellas publication policies. Aquinox shall reasonably consider complying with the Astellas Publication Policy at Astellas’ request for a particular publication. Notwithstanding the foregoing, if such public disclosure or submission is for registration clinical data to CTD Database, the Responding Party’s review time shall be no less than [***] Business Days, or [***] Business Days for an abstract, from the date of the Responding Party’s receipt of the proposed disclosure or submission.

11.3.2 If the Responding Party believes that the subject matter of the proposed publication or other disclosure contains Confidential Information or a patentable invention of the Responding Party, then prior to the expiration of the applicable time period for review, the Responding Party shall notify the Submitting Party in writing of its determination that such proposed publication or other disclosure, as applicable, contains such information or subject matter for which patent protection should be sought. Upon receipt of such written notice from the Responding Party, the Submitting Party shall delay public disclosure of such information or submission of the proposed publication for an additional period of [***] days (or such other time period mutually agreed by the Parties in writing) to permit preparation and filing of a patent application on the disclosed subject matter. The Submitting Party shall thereafter be free to publish or disclose such information, except that the Submitting Party may not disclose any Confidential Information of the Responding Party in violation of Section 11.1.

11.4 Publicity.

11.4.1 The Parties agree that the material terms of this Agreement are deemed to be the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth below in this Section 11.4 and in Section 11.2. The Parties have agreed to make a joint public announcement in English of the execution of this Agreement within one (1) Business Day after the Effective Date. Astellas shall be permitted to make a public announcement in Japanese of the execution of this Agreement substantially in the form and with the content of the English press release.

11.4.2 After release of such initial press release, if either Party desires to make a public announcement concerning the material terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld or delayed. A Party commenting on such a proposed press release shall provide its comments, if any, within [***] Business Days after receiving the press release for review, or such shorter period as may be required in exigent circumstances. Where required by Applicable Law or by the regulations of the applicable securities exchange upon which a Party may be listed, such Party shall have the right to make a press release announcing the achievement of each milestone under this Agreement as it is achieved, the achievements of Regulatory Approvals in the Territory as they occur, and other material events occurring pursuant to this Agreement, subject only to the review procedure set forth in the preceding sentence. In relation to Astellas’ review of such an announcement, Astellas may make specific, reasonable comments on such proposed press release within the prescribed time for commentary, but shall not withhold its consent to disclosure of the information that the relevant milestone has been achieved and

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triggered a payment hereunder or is otherwise required to be disclosed by Applicable Laws or the rules of an applicable securities exchange. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 11.4.2, provided such information continues as of such time to be accurate.

11.4.3 The Parties acknowledge that Aquinox will be obligated to file a copy of this Agreement with the U.S. Securities and Exchange Commission (the “SEC”) or other applicable entity having regulatory authority over Aquinox securities or the exchange thereof, as a material agreement of Aquinox. Aquinox shall be entitled to make such a required filing, provided that it requests confidential treatment of certain commercial terms and sensitive technical terms hereof to the extent such confidential treatment is reasonably available to Aquinox, and to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed. In the event of any such filing, Aquinox will provide Astellas with a copy of the Agreement marked to show provisions for which Aquinox intends to seek confidential treatment and shall reasonably consider and incorporate Astellas’ comments thereon to the extent consistent with the legal requirements governing redaction of information from material agreements that must be publicly filed. Astellas will as promptly as practical provide any such comments. Astellas recognizes that Applicable Laws and SEC policies and regulations to which Aquinox is and may become subject to may require Aquinox to publicly disclose certain terms of this Agreement that Astellas may prefer not be disclosed, and that Aquinox is in all cases entitled hereunder to make such required disclosures to the extent necessary to comply with such U.S. laws and SEC policies and regulations.

ARTICLE XII

REPRESENTATIONS, WARRANTIES, & COVENANTS

12.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that as of the Effective Date:

12.1.1 Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including, without limitation, the right to grant the licenses granted by it hereunder.

12.1.2 Authority and Binding Agreement. As of the Effective Date, (a) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; and (c) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

12.1.3 No Conflict; Covenant. It is not a party to any agreement that would materially prevent it from granting the rights granted to the other Party under this Agreement or

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performing its obligations under this Agreement. During the Term of this Agreement, each Party covenants that it will not enter into any contractually binding agreement which would in any way materially impair its ability to complete its obligations under this Agreement in a timely fashion.

12.1.4 No Debarment. In the course of the Development of Products, neither Party shall use, during the term of this Agreement, any employee or consultant who has been debarred by any Regulatory Authority, or, to such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority.

12.2 Aquinox Representation and Warranty. Aquinox represents and warrants to Astellas that, as of the Effective Date and to Aquinox’s knowledge:

12.2.1 it has the rights under the Aquinox Technology to grant the licenses to Astellas as purported to be granted pursuant to this Agreement;

12.2.2 all Aquinox Patents that Cover Rosiptor in the Licensed Territory are listed in Exhibit 6;

12.2.3 the use or practice of the Aquinox Technology by Astellas as contemplated in this Agreement will not infringe any Patents owned or controlled by a Third Party, and Aquinox has not received any written notice from a Third Party asserting or alleging any of the foregoing;

12.2.4 Aquinox is not subject to any agreement with a Third Party that includes any restriction or limitation in favor of such Third Party with respect to Astellas’ rights to practice the Aquinox Technology and its right and ability to perform its obligations under this Agreement; and

12.2.5 [***].

12.3 Astellas Representation, Warranty and Covenant. Astellas represents and warrants to Aquinox that, as of the Effective Date, neither Astellas nor any of its Affiliates Control any Patent that Covers the manufacture, use or sale of any Product in the Territory. Astellas covenants that it will notify Aquinox within [***] days of acquiring Control of any Patent that Covers the manufacture, use or sale of any Product in the Territory (other than a Patent that is subject to Section 10.4) following the Effective Date.

12.4 Limitation on Warranties; No Implied Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH PARTY MAKES NO AND EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES WITH RESPECT TO ANY SUBJECT MATTERS OF THIS AGREEMENT (INCLUDING THE COMPOUNDS, PRODUCTS AND INTELLECTUAL PROPERTY LICENSED HEREUNDER), WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

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ARTICLE XIII

INDEMNIFICATION AND INSURANCE

13.1 Indemnification by Aquinox. Subject to Section 7.3.2, Aquinox shall defend, indemnify, and hold Astellas and its Affiliates, and Astellas’ and its Affiliates’ officers, directors, employees, and agents (the “Astellas Indemnitees”) harmless from and against any and all Third Party claims, suits, proceedings, damages, expenses (including court costs and reasonable attorneys’ fees and expenses), and recoveries (collectively, “Claims”) to the extent that such Claims arise out of, are based on, or result from (a) the Development, Manufacture or Commercialization of, or the Medical Affairs activities conducted with respect to, any Product by Aquinox or its Affiliates, distributors, or licensees (other than Astellas) (the “Aquinox Group”); (b) a breach of any of Aquinox’s representations, warranties. covenants or obligations under this Agreement; or (c) the willful misconduct or negligent acts of Aquinox, its Affiliates, or the officers, directors, employees, or agents of Aquinox or its Affiliates. The foregoing indemnity obligation shall not apply to the extent that (i) the Astellas Indemnitees fail to comply with the indemnification procedures set forth in Section 13.3 and Aquinox’s defense of the relevant Claims is prejudiced by such failure, or (ii) to the extent that any Claim arises from, is based on, or results from (A) the Development, Manufacture or Commercialization of, or the Medical Affairs activities conducted with respect to, any Product by any member of the Astellas Group; (B) a breach of any of Astellas’ representations, warranties, covenants or obligations under this Agreement; or (C) the willful misconduct or negligent acts of any Astellas Indemnitee.

13.2 Indemnification by Astellas. Astellas shall defend, indemnify, and hold Aquinox, its Affiliates and Aquinox’s and its Affiliates’ officers, directors, employees, and agents (the “Aquinox Indemnitees”) harmless from and against any and all Claims to the extent that such Claims arise out of, are based on, or result from (a) the Development, Manufacture or Commercialization of, or the Medical Affairs activities conducted with respect to, any Product by Astellas or its Affiliates, or its or their Sublicensees, contractors, or distributors (the “Astellas Group”); (b) a breach of any of Astellas’ representations, warranties, covenants or obligations under this Agreement; or (c) the willful misconduct or negligent acts of any Astellas Indemnitee. The foregoing indemnity obligation shall not apply to the extent that (i) the Aquinox Indemnitees fail to comply with the indemnification procedures set forth in Section 13.3 and Astellas’ defense of the relevant Claims is prejudiced by such failure, or (ii) to the extent that any Claim arises from, is based on, or results from (A) the Development, Manufacture, or Commercialization of, or the Medical Affairs activities conducted with respect to, any Product by any member of the Aquinox Group; (ii) a breach of any of Aquinox’s representations, warranties, and obligations under this Agreement; or (iii) the willful misconduct or negligent acts of any Aquinox Indemnitee.

13.3 Indemnification Procedures. The Party claiming indemnity under this ARTICLE XIII (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim and shall tender the defense of such Claim to the Indemnifying Party. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense. The Indemnifying Party shall not settle any claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, conditioned, or delayed, unless the settlement involves

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only the payment of money, and no admission of wrong-doing or fault by the Indemnified Party. The Indemnified Party shall not settle any such claim without the prior written consent of the Indemnifying Party.

13.4 Non-Exclusive Remedy. Neither Party shall be obligated to claim indemnification from the other Party under this Article XIII, and such injured Party retains all rights to defend itself against any such Claim and pursue in turn any claims against the other Party it may have in law or equity related to or arising from such Claim.

13.5 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 13.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 13.1 OR 13.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE XI OR RESULTING FROM GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY A PARTY.

13.6 Insurance. Each Party shall procure and maintain insurance or self-insurance, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated at all times during which any Product is being clinically tested in human subjects or commercially distributed or sold by such Party. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this ARTICLE XIII. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least [***] days prior to the cancellation, non-renewal, or material change in such insurance or self-insurance which materially adversely affects the rights of the other Party hereunder.

ARTICLE XIV

TERM AND TERMINATION

14.1 Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article XIV, shall remain in effect until the expiration of all Royalty Terms in all countries in the Territory (the “Term”). Following the expiration of each Royalty Term with respect to a Product in country, Astellas shall have a fully paid non-exclusive license under the Aquinox Know-How to make, use, sell and import such Product in such country.

14.2 Early Termination.

14.2.1 Termination for Convenience.

14.2.1.1 Astellas shall have the right to terminate this Agreement in its entirety for any or no reason upon six (6) months’ written notice to Aquinox prior to First Commercial Sale, and upon twelve (12) months’ written notice to Aquinox if after First Commercial Sale.

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14.2.1.2 Astellas shall have the right to terminate this Agreement upon ninety (90) days written notice to Aquinox, on a country-by-country basis, if Astellas determines that it is not commercially feasible to develop or commercialize Rosiptor or Products containing Rosiptor in such country.

14.2.2 Effect of Unilateral Termination. If Astellas terminates this Agreement pursuant to Section 14.2.1

14.2.2.1 Astellas shall not, during the notice period for such termination, take any action that could reasonably be expected to have a material adverse impact on the further Development and Commercialization of the Product; provided, however, that Astellas shall have the right to take any actions it deems reasonably necessary or appropriate to avoid any human health or safety problems;

14.2.2.2 Astellas shall be required to perform any outstanding obligations of Astellas that existed or accrued prior to the effective date of termination; and

14.2.2.3 the JSC shall coordinate the wind-down of Astellas’ efforts under this Agreement and the provisions of Section 14.4 shall apply.

14.3 Termination for Breach. Aquinox shall have the right to terminate this Agreement upon written notice to Astellas if Astellas, after receiving written notice from Aquinox identifying such material breach, by Astellas, fails to cure such breach within [***] days from the date of such notice (or within [***] days’ notice in the event such breach is solely based upon Astellas’ failure to pay any amounts due Aquinox hereunder). Astellas shall have the right to terminate this Agreement upon written notice to Aquinox if Aquinox, after receiving written notice identifying a material breach by Aquinox of its obligations under this Agreement, fails to cure such breach within [***] days from the date of such notice.

14.4 Aquinox Rights upon Termination of the Agreement. Upon the early termination of this Agreement by Astellas under Section 14.2.1, or by Aquinox under Section 14.3 due to Astellas’ material uncured breach, the following shall apply (in addition to any other rights and obligations under Section 14.2 or Section 14.3 or otherwise under this Agreement with respect to such termination); provided that in the event of a termination under Section 14.2.1.2, the following shall apply only with respect to the country(ies) to which such termination applies:

14.4.1 Regulatory Materials. To the extent permitted by Applicable Laws, Astellas shall transfer and assign to Aquinox all Regulatory Filings and Regulatory Approvals for the Products in the Licensed Territory, free and clear of any liens or encumbrances.

14.4.2 Astellas License. Astellas hereby grants to Aquinox, effective only in event of such termination, an exclusive, perpetual, irrevocable, fully paid-up license, with the right to grant multiple tiers of sublicenses, under the Necessary Astellas Technology and Astellas Collaboration Technology, to research, Develop, Manufacture, have Manufactured, use, Commercialize, import, export and otherwise exploit any Products in the Territory, which license shall be effective as of the date of such termination.

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14.4.3 Transition Assistance. Astellas shall provide such assistance, at Aquinox’s cost, as may be reasonably necessary to transfer or transition over a reasonable period of time to Aquinox all Astellas Know-How and Astellas Collaboration Inventions, or then-existing commercial contractual arrangements (if permitted by the terms of such contracts), that is, or are, necessary or useful for Aquinox to commence or continue Developing, conducting Manufacturing of, or Commercializing Products worldwide, to the extent Astellas is then performing or having performed such activities, including without limitation transferring, upon request of Aquinox, any agreements or arrangements with Third Party suppliers or vendors to supply or sell Products in the Licensed Territory. To the extent that any contract between Astellas and a Third Party for the supply of a Product for the Licensed Territory is not assignable to Aquinox, then Astellas shall reasonably cooperate with Aquinox, at Aquinox’s cost, to arrange to continue to obtain such supply from such entity.

14.4.4 Remaining Inventories. Aquinox shall have the right to purchase from Astellas all of the inventory of Products held by Astellas as of the effective date of termination or expiration of this Agreement at a price equal to Astellas’ Manufacturing Cost (applied mutatis mutandis) for such Product (which, for Product purchased by Astellas from Aquinox shall be the same as Aquinox’s Manufacturing Cost therefor). Aquinox shall notify Astellas whether Aquinox elects to exercise such right within [***] days after receiving notice from Astellas reporting such inventory as of the date of termination or expiration of the Agreement. If Aquinox does not exercise such right, Astellas shall have the right to sell in the Territory any such remaining inventory in accordance with Applicable Laws over a period of no greater than [***] months after the effective date of termination of this Agreement.

14.5 Survival. The following provisions shall survive any expiration or termination of this Agreement: Sections 2.2.1(b), 2.2.2(b), 2.12, 9.2, 9.5 and 9.6 (solely with respect to Product sales occurring prior to or following such expiration or termination), 9.7, 9.8, 9.9, 10.1, 10.3, 10.4.7, 14.4 and 14.5, and Articles XI, XIII, XV and XVI. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration, and any and all damages or remedies arising from any breach hereunder.

ARTICLE XV

DISPUTE RESOLUTION

15.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder. It is the Parties’ objective to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this ARTICLE XV to resolve any controversy or claim arising out of, relating to, or in connection with any provision of this Agreement if and when a dispute arises under this Agreement.

15.2 Negotiation by Executive Officers. With respect to all disputes arising between the Parties, including, without limitation, any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement, or any question regarding its existence, validity or termination, if the Parties are unable to resolve such

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dispute within [***] days after such dispute is first identified by either Party in writing to the other Party, the Parties shall refer such dispute to the Executive Officers for attempted resolution by good faith negotiations. The Parties shall start negotiation by the Executive Officers within [***] Business Days after the receipt of such identification in writing, and attempt to resolve such dispute within [***] days after the start of such negotiation.

15.3 Binding Arbitration. If the Executive Officers are not able to resolve such dispute referred to them under Section 15.2 within such [***] day period, and subject to Section 15.4, such dispute shall be resolved through binding arbitration, which arbitration may be initiated by either Party at any time after the conclusion of such period, on the following basis:

15.3.1 The seat, or legal place, of arbitration shall be New York City, New York, USA. The language of the arbitration shall be English.

15.3.2 The arbitration shall be made in accordance with the current Rules of Arbitration of International Chamber of Commerce (ICC). The arbitration shall be conducted by a single arbitrator selected jointly by the Parties, provided that if the Parties cannot agree on a single arbitrator within [***] days of initiating arbitration proceedings under this Section 15.3 (or such longer period as the Parties may agree), then the arbitration shall be conducted by three (3) arbitrators, with one (1) arbitrator selected by each Party and the arbitrators so selected selecting the third arbitrator. Unless otherwise agreed by the Parties, each arbitrator shall have at least fifteen (15) years of experience in the subject matter of such arbitration.

15.3.3 Judgment upon the award rendered by such arbitrator(s) shall be binding on the Parties and may be entered by any court or forum having jurisdiction.

15.3.4 Either Party may apply to the arbitrator(s) for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Further, either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of such Party pending the arbitration award.

15.3.5 The arbitrator(s) shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages.

15.3.6 Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrator(s)’ and any administrative fees of arbitration.

15.3.7 The existence and content of the arbitral proceedings and any rulings or award shall be kept confidential except (a) to the extent that disclosure may be required of a Party to fulfill a legal duty, protect or pursue a legal right, or enforce an award in bona fide legal proceedings before a state court or other judicial authority, or (b) with the written consent of the Parties. Notwithstanding anything to the contrary, either Party may disclose matters relating to the arbitration or the arbitral proceedings where necessary for the preparation or presentation of a claim or defense in such arbitration.

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15.3.8 In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy, or claim would be barred by the applicable statute of limitations.

15.4 Expedited Arbitration. Any dispute under Section 3.3.2.1 or 3.3.2.2 as to whether a Party’s decision would have a “material adverse effect” as described in such Section shall be subject to the expedited arbitration procedures set forth in Exhibit 7.

15.5 Patent and Trademark Dispute Resolution. Any dispute, controversy, or claim relating to the scope, validity, enforceability, or infringement of any patent rights covering the manufacture, use, or sale of any Product or of any trademark rights relating to any Product shall be submitted to a court of competent jurisdiction in the country or jurisdiction in which such patent or trademark rights were granted or arose.

ARTICLE XVI

OTHER PROVISIONS

16.1 Governing Law. This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, United States, without reference to its conflicts of law principles. The Parties hereby agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.

16.2 Performance Through Affiliates. Each Party may discharge any obligation and exercise any right hereunder through any of its Affiliates (without an assignment of this Agreement). Each Party shall remain directly liable to the other Party with respect to the performance of any of its Affiliates.

16.3 Force Majeure. Both Parties will be excused from the performance of their obligations under this Agreement, other than the obligation to make monetary payments, and neither Party will be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice thereof to the other Party. Such excuse will be continued so long as the condition constituting a force majeure event continues and the nonperforming Party uses reasonable efforts to remove the condition; provided that if such force majeure event continues for more than [***] days, then either Party may terminate this Agreement upon [***] days prior written notice to the other Party. For purposes of this Agreement, a force majeure event will include conditions beyond the reasonable control and without the fault of a Party, such as an act of God, voluntary or involuntary compliance with any regulation, law, or order of any government, war, an act of terrorism, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm, or like catastrophe, inability to procure necessary raw materials in a commercially reasonable manner or default of suppliers or sub-contractors; provided, however, the payment of invoices due and owing hereunder may not be delayed by the payor because of a force majeure affecting the payor.

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16.4 Assignment.

16.4.1 Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement in its entirety without such consent to (i) any of its Affiliates, or (ii) any purchaser of all, or substantially all, of its assets to which this Agreement relates, or (iii) any successor corporation resulting from any merger, consolidation, share exchange, or other similar transaction, provided that any such successor corporation shall assume all obligations of its assignor under this Agreement and provided further that either Party may assign or sell its rights to receive any amounts due hereunder. This Agreement will inure to the benefit of Astellas and Aquinox and their respective successors and permitted assigns. Any assignment of this Agreement that is not made in accordance with this Section 16.4 shall be null and void and of no legal force or effect.

16.4.2 Notwithstanding anything herein to the contrary, in the event of (a) a transaction by a Party described in Section 16.4.1(ii) or (iii), or (b) the acquisition by a Party or any of its Affiliates of all or substantially all of the business of a Third Party (such Third Party, an “Acquiree”), whether by merger, consolidation, divestiture, restructure, sale of stock, sale of assets or otherwise, the intellectual property of the acquiring entity or the Acquiree, as applicable, and their respective Affiliates, as such intellectual property exists immediately prior to the consummation of such transaction or is developed or acquired thereafter without use of the other Party’s Confidential Information, Know-How or Patents, shall not be included in the intellectual property licensed hereunder or otherwise subject to this Agreement.

16.5 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby. The Parties will in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal, and enforceable provision(s) that implement the purposes of this Agreement.

16.6 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, or by (i) air mail (postage prepaid) requiring return receipt, (ii) overnight courier, or (iii) facsimile confirmed thereafter by any of the foregoing, to the Party to be notified at its address(es) given below, or at any address such Party may designate by prior written notice to the other Party in accordance with this Section 16.6. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if air mailed, [***] days after the date of postmark; (c) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries or (d) if sent by facsimile, the date of confirmation of receipt if during the recipient’s normal business hours, otherwise the next business day.

If to Aquinox, notices must be addressed to:

Aquinox Pharmaceuticals (Canada), Inc.

450-887 Great Northern Way

Vancouver, B.C.

Canada V5T 4T5

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Attention: President & CEO

With a copy to (which shall not constitute notice):

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304-1130

Attention: Michael E. Tenta

Tel: 650-843-5000

Fax: 650-849-7400

If to Astellas, notices must be addressed to:

ASTELLAS US LLC

1 Astellas Way

Northbrook, IL 60062

Attention: Vice President and Legal Head

Business Development & Alliance Management

Tel: [***]

Fax: [***]

With a copy to (which shall not constitute notice):

Astellas Pharma Inc.

5-1, Nihonbashi-Honcho 2-Chome

Chuo-ku, Tokyo 103-8411, Japan

Attention: Corporate Vice President, Business Development

Facsimile: [***]

16.7 Time of the Essence. Each Party depends upon the other Party’s timely performance of its obligations hereunder and, therefore, time is of the essence with regard to the other Party’s performance hereunder.

16.8 Entire Agreement; Amendments. This Agreement, including the schedules, contains the entire understanding of the Parties with respect to the subject matter herein. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written, or otherwise, concerning any and all matters contained herein. Except as expressly set forth herein, this Agreement may be amended or modified only by a written instrument duly executed by both Parties.

16.9 Relationship of the Parties. It is expressly agreed that Aquinox and Astellas are independent contractors and that the relationship between the two Parties will not constitute a partnership, joint venture, or agency. Neither Aquinox nor Astellas will have the authority to make any statements, representations, or commitments of any kind, or to take any action, which will be binding on the other Party, without the prior written consent of the other Party. Nothing contained in this Agreement shall be deemed to make any member of the JSC or any subcommittee (or any other committees or working groups) a partner, agent, or legal representative of the other Party, or

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to create any fiduciary relationship for any purpose whatsoever. Except as may be explicitly provided this Agreement, no member of the JSC, any subcommittee (or any other committee or working group) will have any authority to act for, or to assume any obligation or responsibility on behalf of, any other member of (or any other committee or working group) of the other Party. No Party shall report the relationship between the Parties arising under this Agreement as a partnership for United States tax purposes without the prior written consent of the other Party unless required by a final “determination” as defined in Section 1313 of the United States Internal Revenue Code of 1986, as amended.

16.10 Waiver. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. Any waiver by a Party of a particular term or condition will be effective only if set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.

16.11 Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, nothing herein expressed or implied is intended or will be construed to confer upon or to give to any Third Party any rights or remedies by reason of this Agreement. Except as otherwise expressly provided in this Agreement, there are no intended Third Party beneficiaries under or by reason of this Agreement.

16.12 Further Assurances. Upon the other Party’s request, each Party agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be reasonably agreed by the Parties as necessary or appropriate to carry out the purposes and intent of this Agreement.

16.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

16.14 Interpretation. The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. All references in this Agreement to the singular shall include the plural where applicable. Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections, and paragraphs in such Article, references to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection. The word “including” and similar words means including without limitation. The word “or” means “and/or” unless the context dictates otherwise because the subjects of the conjunction are mutually exclusive. The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. All references to days in this Agreement mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared

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in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral, or other communications between the Parties regarding this Agreement shall be in the English language.

{Signature Page Follows}

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IN WITNESS WHEREOF, the Parties have executed this Exclusive License and Collaboration Agreement to be effective as of the Effective Date.

AQUINOX PHARMACEUTICALS (CANADA), INC.	ASTELLAS US LLC

By:	/s/ David Main	By:	/s/ Percival Barretto-Ko

Name: David Main		Name: Percival Barretto-Ko

Title: President & CEO		Title: President

SIGNATURE PAGE TO EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT

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Exhibit 1:

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Exhibit 2:

[***]

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Exhibit 3:

Chemical Structure of Rosiptor

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Exhibit 4:

[***]

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Exhibit 5:

[***]

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Exhibit 6:

List of Aquinox Patents

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Exhibit 7:

Expedited Arbitration Procedures (Per Section 15.4)

1.

If (i) [***] (an “Aquinox Material Adverse Effect”), or (b) Astellas believes that [***] (an “Astellas Material Adverse Effect”) (each of (a) and (b), a “Challenge”), then the Party believing that there would be such a material adverse effect (the “Challenging Party”) shall have the right, but not the obligation, to notify the other Party (the “Challenged Party”) in writing of such belief (a “Challenge Notice”). Such Challenge Notice shall set forth in reasonable detail the Challenging Party’s basis for such belief, including any supporting materials.

2.

If a Challenge Notice is provided as set forth above, such dispute shall be finally settled by an impartial and independent Third Party expert (the “Expert”). The Expert shall be an expert in the field of pharmaceutical product Development and Commercialization as mutually agreed upon by the Parties in good faith. Before accepting the appointment, the Expert shall disclose to the Parties in writing any circumstances that might give rise to a reasonable basis for questioning the Expert’s impartiality or independence, or confirm in writing that no such circumstances exist. If the Parties are unable to agree on an Expert within [***] Business Days of the Challenged Party’s receipt of the Challenge Notice, the dispute shall be finally resolved by a panel of three (3) Experts, with each Party selecting one Expert and the two Experts selecting the third Expert, with such panel to be appointed within the following [***] Business Days and in accordance with the preceding sentence.

3.

Within [***] Business Days following the selection of the Expert(s), each Party shall prepare and submit to each of the Expert(s) and the other Party a written report setting forth its position with respect to the resolution of the Challenge, together with all material information supporting its position. Each Party shall have [***] Business Days from receipt of the other Party’s submission to submit a written response thereto, which shall include any scientific and technical information in support thereof. The Expert(s) shall have the right to meet with the Parties, either alone or together.

4.

No later than [***] Business Days after the designation of the Expert(s), or such longer period (not to exceed [***] Business Days after the designation of the Expert(s)) as the Expert(s) may require, taking into consideration the Parties’ need for expeditious resolution, the Expert(s) shall make a determination as to whether the Challenged Party’s exercise of its right of final decision under Section 3.3.2 would reasonably be expected to

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result in an Aquinox Material Adverse Effect or Astellas Material Adverse Effect, as applicable. The Expert(s) shall provide the Parties with a written statement setting forth the basis of the determination in connection therewith. The Parties agree that such Expert’s(s’) determination shall be final and determinative. Each Party shall bear its own costs with respect to any proceeding under this Exhibit, provided that the Party against whom the Expert(s) rules shall bear all costs of the Expert(s).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.